UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-10339

Name of Fund: BlackRock Municipal Income Trust (BFK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2014

Date of reporting period: 04/30/2014

Item 1 – Report to Stockholders

APRIL 30, 2014

ANNUAL REPORT

BlackRock Investment Quality Municipal Trust Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2014

Shareholder Letter

Dear Shareholder,

Markets have remained highly attuned to potential changes in U.S. monetary policy over the past year. This was markedly evident one year ago in May of 2013 when then-Federal Reserve Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply following his comments, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported stocks. Emerging markets, which are more sensitive to changes in global liquidity, were especially hurt by the prospect of ebbing cash flows from the United States. Markets broadly rebounded in late June, however, when the Fed’s tone turned more dovish. At the same time, improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed last autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September 2013 when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians finally engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was a generally positive period for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time.

The start of the new year brought a stark change in sentiment. Heightened volatility in emerging markets — driven by reduced global liquidity, severe currency weakness, high levels of debt and uneven growth — combined with mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from new Fed Chair Janet Yellen. While U.S. economic data had softened, investors were assuaged by increasing evidence that this was a temporary trend resulting from harsher-than-usual winter weather.

In the final months of the period, signs of decelerating growth in China and geopolitical tensions in Russia and Ukraine made for a bumpy ride, but markets continued their climb as investors focused on improving U.S. economic data, stronger corporate earnings and a still-dovish central bank. Within developed markets, investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. Emerging markets also benefited from this broad rotation into cheaper valuations and were further supported by an improving growth outlook for a number of developing countries.

Even though investors were gearing up for a modest shift toward tighter monetary policy from the Fed, equity markets in the developed world posted solid gains for the six- and 12-month periods ended April 30. Emerging markets, however, experienced increased volatility amid heightened risks for the asset class. Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market performed poorly over the reporting period. Conversely, high yield bonds benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.36%	20.44%
U.S. small cap equities (Russell 2000® Index)	3.08	20.50
International equities (MSCI Europe, Australasia, Far East Index)	4.44	13.35
Emerging market equities (MSCI Emerging Markets Index)	(2.98)	(1.84)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.06
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.88	(5.25)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.74	(0.26)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.24	0.46
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.72	6.28

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2014

Municipal Market Conditions

After a strong start to 2013, the municipal market was upturned as investors reacted to statements issued by the U.S. Federal Reserve in May and June relating to the eventual reduction of its bond-buying stimulus program (which ultimately took effect in January 2014). The prospect of U.S. monetary policy tightening sooner than previously expected led to a sharp rise in interest rates and waning municipal bond performance. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through the remainder of 2013, before investors again sought the relative safety of the asset class in the New Year. For the 12-month period ended April 30, 2014, net outflows were approximately $60 billion (based on data from the Investment Company Institute).

S&P Municipal Bond Index Total Returns as of April 30, 2014 6 months: 4.24% 12 months: 0.46%

High levels of interest rate volatility, particularly on the long-end of the curve resulted in a sharp curtailment of tax-exempt issuance in May of 2013 through the end of the period. However, from a historical perspective, total new issuance for the 12 months ended April 30, 2014 remained relatively strong at $300 billion (but meaningfully lower than the $388 billion issued in the prior 12-month period). A significant portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

A Closer Look at Yields

From April 30, 2013 to April 30, 2014, muni yields increased by 65 basis points (“bps”) from 2.84% to 3.49% on AAA-rated 30-year municipal bonds, while increasing 61 bps from 1.69% to 2.30% on 10-year bonds and rising another 49 bps from 0.74% to 1.23% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 59 bps and the spread between 2- and 10-year maturities widened by 55 bps.

During the same time period, U.S. Treasury rates rose by 58 bps on 30-year and 98 bps on 10-year bonds, while moving up 100 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets (which are more sensitive to interest rate movements) into short- and intermediate-duration investments (which are less sensitive to interest rate movements). Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 15 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2014

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Auction Market Preferred Shares (“AMPS”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	5

Trust Summary as of April 30, 2014	BlackRock Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended April 30, 2014, the Trust returned (1.28)% based on market price and 0.41% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust benefited from income generated from coupon payments on its municipal bond holdings. Exposure to corporate and health care credits contributed positively to returns as these sectors were among the better performing during the period. Exposure to the transportation sector also had a positive impact. While the tobacco sector broadly underperformed the market, the Trust’s select tobacco holdings added to performance.
•	As interest rates moved sharply higher early in the period, the Trust’s long duration (high sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) Concentrated exposure on the long-end of the yield curve was detrimental as rates increased more in the long-end than in the short-end of the curve. The Trust’s exposure to local tax-backed issues also had a negative impact on returns. In the beginning of the period, the Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of April 30, 2014 ($14.86)[1]	6.46%
Tax Equivalent Yield[2]	11.41%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of April 30, 2014[4]	36%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
6	ANNUAL REPORT	APRIL 30, 2014

BlackRock Investment Quality Municipal Trust Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$14.86	$16.11	(7.76)%	$16.24	$12.72
Net Asset Value	$15.34	$16.35	(6.18)%	$16.41	$13.41

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Health	24%	27%
County/City/Special District/School District	15	20
Education	15	11
Transportation	14	12
Utilities	11	11
State	10	11
Corporate	8	4
Tobacco	2	2
Housing	1	2

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	6%	3%
AA/Aa	41	35
A	37	36
BBB/Baa	8	17
BB/Ba	2	2
B	1	—
Not Rated[2]	5	7
[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $9,623,658, representing 2%, and $18,641,489, representing 4%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	4%
2015	3
2016	5
2017	3
2018	10
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	APRIL 30, 2014	7

Trust Summary as of April 30, 2014	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended April 30, 2014, the Trust returned (3.17)% based on market price and 0.28% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	During a period in which interest rates increased in earlier half and declined in the latter half, the additional income afforded by the Trust’s use of leverage, a persistently low cost of borrowing and the Trust’s emphasis on credit exposure helped mitigate much of the market-related volatility. The Trust benefited from holding unrated as well as low investment grade and non-investment grade bonds, which exhibited superior performance compared to higher quality investment grade bonds during the period. The Trust’s concentrations in project finance, development district, tobacco, utilities and health care bonds also had a positive impact on results.
•	As interest rates moved sharply higher early in the period, the Trust’s duration exposure (sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) The Trust’s state and local tax-backed and transportation holdings generally produced slightly negative returns for the period. In the beginning of the period, the Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2014 ($11.29)[1]	6.59%
Tax Equivalent Yield[2]	11.64%
Current Monthly Distribution per Common Share[3]	$0.062
Current Annualized Distribution per Common Share[3]	$0.744
Economic Leverage as of April 30, 2014[4]	36%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
8	ANNUAL REPORT	APRIL 30, 2014

BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$11.29	$12.50	(9.68)%	$12.55	$9.86
Net Asset Value	$12.02	$12.85	(6.46)%	$12.88	$10.77

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Health	22%	17%
Utilities	18	17
Transportation	16	16
State	16	7
Education	10	19
Corporate	7	4
County/City/Special District/School District	5	14
Housing	3	3
Tobacco	3	3

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	14%	21%
AA/Aa	48	48
A	19	17
BBB/Baa	8	7
BB/Ba	3	1
B	3	1
Not Rated[2]	5	5
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $1,092,462 and $1,277,033, each representing less than 1%, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	4%
2015	8
2016	12
2017	3
2018	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	APRIL 30, 2014	9

Trust Summary as of April 30, 2014	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

•	For the 12-month period ended April 30, 2014, the Trust returned 4.91% based on market price and 1.17% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of (1.95)% based on market price and 0.41% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust benefited from income generated from coupon payments on its municipal bond holdings.
•	The largest detractor from performance was the Trust’s duration exposure (sensitivity to interest rate movements) as tax-exempt municipal rates increased significantly during the first half of the period. (Bond prices fall when rates rise.) However, the Trust is managed to a 2020 maturity date and therefore generally maintains a shorter maturity profile than its Lipper category competitors, which was an advantage to the Trust as rates increased more on the long end of the yield curve. In the beginning of the period, the Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of April 30, 2014 ($16.61)[1]	4.50%
Tax Equivalent Yield[2]	7.95%
Current Monthly Distribution per Common Share[3]	$0.06225
Current Annualized Distribution per Common Share[3]	$0.74700
Economic Leverage as of April 30, 2014[4]	18%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
10	ANNUAL REPORT	APRIL 30, 2014

BlackRock Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$16.61	$16.64	(0.18)%	$17.08	$15.46
Net Asset Value	$16.22	$16.85	(3.74)%	$16.87	$15.65

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Transportation	16%	16%
Utilities	16	15
State	15	14
Corporate	15	12
Health	12	14
County/City/Special District/School District	11	13
Education	7	5
Housing	5	5
Tobacco	3	6

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	9%	11%
AA/Aa	25	23
A	44	37
BBB/Baa	14	18
BB/Ba	1	1
Not Rated[2]	7	10
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $7,117,114, representing 2%, and $19,936,315, representing 4%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	4%
2015	3
2016	11
2017	1
2018	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	APRIL 30, 2014	11

Trust Summary as of April 30, 2014	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12-month period ended April 30, 2014, the Trust returned (5.59)% based on market price and (0.72)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust began the period trading at neither a premium nor discount to NAV and moved to discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	As interest rates moved sharply higher early in the period, the Trust’s duration exposure (sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) The Trust’s state and local tax-backed and transportation holdings generally produced negative returns for the period. In the beginning of the period, the Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities during the period.
•	During a period in which interest rates increased in earlier half and declined in the latter half, the additional income afforded by the Trust’s use of leverage, a persistently low cost of borrowing and the Trust’s emphasis on credit exposure helped mitigate much of the market-related volatility. The Trust benefited from holding unrated as well as low investment grade and non-investment grade bonds, which exhibited superior performance compared to higher quality investment grade bonds during the period. The Trust’s concentrations in utilities, tobacco, project finance and corporate-related debt also had a positive impact on results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of April 30, 2014 ($13.57)[1]	6.64%
Tax Equivalent Yield[2]	11.73%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of April 30, 2014[4]	38%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
12	ANNUAL REPORT	APRIL 30, 2014

BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$13.57	$15.40	(11.88)%	$15.58	$11.95
Net Asset Value	$14.27	$15.40	(7.34)%	$15.44	$12.58

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Transportation	19%	22%
Health	18	19
Utilities	16	15
State	11	12
County/City/Special District/School District	11	11
Corporate	10	9
Education	9	7
Tobacco	4	3
Housing	2	2

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	11%	10%
AA/Aa	34	35
A	28	27
BBB/Baa	14	17
BB/Ba	3	1
B	2	2
Not Rated[2]	8	8
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $10,907,913, representing 1%, and $31,712,268, representing 3%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	7%
2015	2
2016	6
2017	4
2018	4
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	APRIL 30, 2014	13

Trust Summary as of April 30, 2014	BlackRock Pennsylvania Strategic Municipal Trust

Trust Overview

BlackRock Pennsylvania Strategic Municipal Trust’s (BPS) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

•	For the 12-month period ended April 30, 2014, the Trust returned (8.64)% based on market price and (2.24)% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of (2.81)% based on market price and (0.76)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The largest detractor from performance was the Trust’s duration exposure (sensitivity to interest rate movements) as tax-exempt municipal rates increased significantly during the first half of the period. (Bond prices fall when rates rise.) During the second half of the period, however, intermediate and long-term rates fell, resulting in less significant rate increases for the overall annual period. The Trust’s exposure to the long-end of the yield curve also detracted from performance, especially in the first half of the period when shorter rates (two to five years) rose less than long rates (twenty years and longer). In the beginning of the period, the Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities early in the period.
•	The Trust benefited from income generated from coupon payments on its municipal bond holdings.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BPS
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2014 ($12.90)[1]	5.67%
Tax Equivalent Yield[2]	10.34%
Current Monthly Distribution per Common Share[3]	$0.061
Current Annualized Distribution per Common Share[3]	$0.732
Economic Leverage as of April 30, 2014[4]	37%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
14	ANNUAL REPORT	APRIL 30, 2014

BlackRock Pennsylvania Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$12.90	$15.04	(14.23)%	$15.69	$11.11
Net Asset Value	$14.18	$15.45	(8.22)%	$15.51	$12.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Health	24%	29%
Education	19	16
State	16	17
Transportation	13	13
Housing	11	10
County/City/Special District/School District	11	7
Corporate	3	3
Utilities	3	5

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	2%	1%
AA/Aa	63	62
A	24	27
BBB/Baa	9	8
Not Rated[2]	2	2
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $537,960 and $561,020, each representing 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	4%
2015	3
2016	5
2017	1
2018	9
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	APRIL 30, 2014	15

Trust Summary as of April 30, 2014	BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in investment grade quality securities at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

•	For the 12-month period ended April 30, 2014, the Trust returned (4.99)% based on market price and (0.94)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	As interest rates moved sharply higher early in the period, the Trust’s duration exposure (sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) The Trust’s state and local tax-backed and transportation holdings generally produced negative returns for the period. In the beginning of the period, the Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities during the period. Additionally, the Trust’s holdings of various higher quality investment grade bonds generated modestly negative returns.
•	During a period in which interest rates increased in earlier half and declined in the latter half, the additional income afforded by the Trust’s use of leverage, a persistently low cost of borrowing and the Trust’s emphasis on credit exposure helped mitigate much of the market-related volatility. The Trust benefited from holding unrated as well as low investment grade and non-investment grade bonds, which exhibited superior performance compared to higher quality investment grade bonds during the period. The Trust’s concentrations in utilities, education, tobacco and corporate-related debt also had a positive impact on results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2014 ($13.26)[1]	6.70%
Tax Equivalent Yield[2]	11.84%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of April 30, 2014[4]	38%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
16	ANNUAL REPORT	APRIL 30, 2014

BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$13.26	$14.97	(11.42)%	$15.08	$11.66
Net Asset Value	$14.11	$15.28	(7.66)%	$15.33	$12.38

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Transportation	21%	23%
Health	20	22
Utilities	13	12
State	11	13
Education	11	9
County/City/Special District/School District	10	11
Corporate	10	8
Tobacco	4	2

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	12%	13%
AA/Aa	36	37
A	26	24
BBB/Baa	12	16
BB/Ba	4	2
B	3	1
Not Rated[2]	7	7
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $2,878,997 and $5,654,223, each representing 2% and 3% respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	4%
2015	3
2016	8
2017	5
2018	7
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	APRIL 30, 2014	17

Schedule of Investments April 30, 2014	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.5%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,745	$2,015,510
6.00%, 6/01/39	500	577,510
City of Hoover Alabama Board of Education, Refunding, Special Tax, Capital Outlay Warrants, 4.25%, 2/15/40	1,275	1,287,329
		3,880,349
Arizona — 7.3%
Arizona Board of Regents, RB, Arizona State University, Series C, 5.50%, 7/01/26	475	550,839
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	3,300	3,380,718
County of Pima Arizona IDA, Refunding, IDRB, Tucson Electric Power Co. Project, Remarketing, Series B, 5.75%, 9/01/29	1,375	1,401,647
County of Pinal Arizona Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	3,966,750
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,134,018
5.00%, 12/01/37	4,585	5,021,630
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	1,100	1,196,635
University Medical Center Corp. RB, 6.50%, 7/01/39	750	827,160
University Medical Center Corp., Refunding RB, 6.00%, 7/01/39	1,600	1,726,256
		19,205,653
Arkansas — 2.2%
Arkansas State University, RB, Jonesboro Campus, Series B:
4.00%, 12/01/28	600	625,230
4.88%, 12/01/43	1,010	1,057,621
City of Benton Arkansas, RB:
4.00%, 6/01/39	1,355	1,369,553
4.38%, 6/01/44	725	740,167
City of Hot Springs Arkansas, RB, Wastewater, 5.00%, 12/01/38	1,800	1,934,676
		5,727,247
California — 17.8%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,729,226
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (a)	1,500	1,255,935
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	3,000	3,336,060
County of Sacramento California, ARB, Senior Series A, 5.00%, 7/01/41	2,100	2,212,602
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, County of Stanislaus Tobacco Funding Cop., Sub-Series C, 0.00%, 6/01/55 (b)	7,090	88,625

Municipal Bonds	Par (000)	Value
California (concluded)
Dinuba California Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	$250	$271,153
5.75%, 8/01/33	535	581,299
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (a)	2,475	1,855,631
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (b)	12,000	3,537,840
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (b)	2,270	1,113,639
0.00%, 8/01/33 (b)	4,250	1,439,390
0.00%, 8/01/39 (a)	3,000	1,830,450
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (a)	4,200	3,573,066
San Jose California Evergreen Community College District, GO, Election of 2010, Series B, 3.50%, 8/01/32	1,800	1,709,550
State of California, GO, Refunding, Various Purposes:
5.00%, 2/01/38	2,000	2,170,960
(NPFGC), 5.00%, 6/01/37	5,000	5,306,200
State of California, GO:
5.75%, 4/01/31	3,000	3,504,600
6.00%, 3/01/33	2,270	2,720,686
6.50%, 4/01/33	2,900	3,534,317
5.50%, 3/01/40	3,650	4,139,209
		46,910,438
Colorado — 1.6%
Denver Health & Hospital Authority, RB, Series A, 4.25%, 12/01/33 (c)	385	377,955
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/38	750	827,392
University of Northern Colorado, Refunding RB, Series A, 4.00%, 6/01/35	3,000	3,024,750
		4,230,097
Connecticut — 0.8%
Connecticut State Health & Educational Facility Authority, Refunding RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	1,000	1,054,090
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	950	1,000,787
		2,054,877
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	1,926,270
District of Columbia — 0.5%
Metropolitan Washington Airports Authority, Refunding RB, Series A, 5.00%, 10/01/35	1,155	1,244,166

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	GARB	General Airport Revenue Bonds	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	GO	General Obligation Bonds	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	HDA	Housing Development Authority	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	HFA	Housing Finance Agency	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HRB	Housing Revenue Bonds	S/F	Single-Family
COP	Certificates of Participation	IDA	Industrial Development Authority	SAN	State Aid Notes
EDA	Economic Development Authority	IDB	Industrial Development Board	SBPA	Stand-by Bond Purchase Agreements
EDC	Economic Development Corp.	IDRB	Industrial Development Revenue Bond	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Florida — 11.3%
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series A, AMT, 7.13%, 4/01/30	$3,700	$3,716,650
County of Lee Florida, Refunding ARB, Series A, AMT (AGM), 5.00%, 10/01/28	3,000	3,235,170
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/32 (b)	4,225	1,643,525
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/33 (b)	4,000	1,464,960
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/34 (b)	4,580	1,586,466
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/35 (b)	5,000	1,640,900
CAB, Subordinate Special Obligation, 0.00%, 10/01/32 (b)	5,000	1,981,050
CAB, Subordinate Special Obligation, 0.00%, 10/01/33 (b)	15,375	5,738,411
Series B, AMT, 6.00%, 10/01/32	3,000	3,406,410
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/32	200	206,002
County of Orange Florida Tourist Development Tax Revenue, Refunding RB, 4.75%, 10/01/32	5,000	5,238,500
		29,858,044
Georgia — 0.6%
County of Milledgeville & Baldwin Georgia Development Authority, RB, Georgia College & State University Foundation, 6.00%, 9/01/14 (d)	1,500	1,544,505
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	630,738
Idaho — 1.1%
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	2,500	2,905,800
Illinois — 11.3%
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 1/01/20 (e)	5,000	6,308,600
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	6,000	5,857,740
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,067,570
Illinois Finance Authority, RB:
Northwestern Memorial Hospital, Series A, 5.50%, 8/15/14 (d)	3,000	3,046,560
Rush University Medical Center, Series C, 6.63%, 11/01/39	1,200	1,358,388
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	345	318,849
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,490	1,658,638
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,552,365
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	5,000	5,533,550
6.00%, 6/01/28	1,700	1,972,714
State of Illinois, GO, 5.00%, 2/01/39	1,000	1,035,850
		29,710,824
Indiana — 0.5%
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/26	1,350	1,404,945
Iowa — 1.5%
Iowa Higher Education Loan Authority, RB, Private College Facility, Buena Vista University Project, 5.00%, 4/01/31	1,355	1,447,980
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project:
5.75%, 9/01/30	965	972,546
6.00%, 9/01/39	1,500	1,511,625
		3,932,151
Municipal Bonds	Par (000)	Value
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/28	$1,155	$1,248,890
Kentucky — 5.2%
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s Healthcare, 6.13%, 2/01/18 (d)	2,250	2,684,925
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	3,400	3,695,324
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23 (b)	8,500	5,857,350
Kentucky Public Transportation Infrastructure Authority, RB, Convertible CAB, 1st tier (a):
0.00%, 7/01/34	1,000	624,800
Series C, 0.00%, 7/01/39	1,395	861,106
		13,723,505
Louisiana — 3.2%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	2,790	2,987,253
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
Parish of Plaquemines Project (AGM), 4.00%, 9/01/42	395	372,588
Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,740,703
Louisiana Public Facilities Authority, RB:
Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	600	644,568
Cleco Power LLC Project, Series B, 4.25%, 12/01/38	2,100	2,042,124
Terrebonne Levee & Conservation District, RB, Sales Tax, 4.25%, 7/01/32	575	584,464
		8,371,700
Maryland — 0.4%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	895	957,552
Massachusetts — 1.0%
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 9/01/43	2,400	2,670,336
Michigan — 3.7%
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,123,398
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (d)	2,750	3,372,930
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,875	2,177,119
		9,673,447
Minnesota — 3.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,250	2,640,082
State of Minnesota, RB, Series A, 5.00%, 6/01/38	5,000	5,538,250
		8,178,332
Mississippi — 3.4%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	627,516
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	1,910	2,029,146
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	2,876,533
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	3,150	3,406,378
		8,939,573

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	19

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Missouri — 3.6%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	$1,350	$1,405,661
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 4.25%, 10/01/32	480	489,326
A.T. Still University of Health Sciences, 5.00%, 10/01/39	750	787,913
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	543,110
Heartland Regional Medical Center, 4.13%, 2/15/43	1,530	1,457,998
University of Central Missouri, Series C-2, 4.00%, 10/01/28	600	621,444
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,621,605
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 5.00%, 11/15/38	1,200	1,258,452
SSM Health Care, Series A, 4.00%, 6/01/33 (c)	1,200	1,182,624
		9,368,133
Montana — 2.1%
Montana Facility Finance Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series A, 4.75%, 1/01/40	700	727,083
State of Montana Board of Regents, RB, 5.00%, 11/15/43	3,340	3,638,663
Yellowstone County School District No. 2 Billings, GO, 4.50%, 6/15/33	1,000	1,095,320
		5,461,066
Nebraska — 2.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	900	930,303
City of Omaha Nebraska, RB, Sanitary Sewerage System, 4.00%, 11/15/42	800	812,736
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	2,535	2,804,876
5.00%, 1/01/33	750	824,535
		5,372,450
Nevada — 1.0%
County of Clark Nevada, Refunding RB:
Alexander Dawson School Nevada Project, 5.00%, 5/15/29	1,065	1,134,971
Department of Aviation, 4.25%, 7/01/36	1,500	1,510,335
		2,645,306
New Jersey — 5.9%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	1,510	104,764
New Jersey EDA, RB:
4.00%, 6/15/34 (c)	1,225	1,197,364
4.00%, 6/15/35 (c)	600	584,496
Cigarette Tax, 5.75%, 6/15/14 (d)	3,000	3,021,030
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,335	1,349,191
Continental Airlines, Inc. Project, AMT, 5.63%, 11/15/30	990	1,017,443
Goethals Bridge Replacement Project, AMT (AGM), 5.13%, 7/01/42	300	315,996
Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/38	670	735,814
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (d):
7.13%, 6/01/19	950	1,220,845
7.50%, 6/01/19	1,225	1,596,775
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 7/01/23	$770	$824,986
5.00%, 7/01/25	500	555,495
5.63%, 7/01/37	2,560	2,750,874
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	345	348,308
		15,623,381
New York — 9.1%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (f)(g)	725	108,793
City of New York New York, GO, Fiscal 2014, Sub-Series A-1:
5.00%, 8/01/29	600	677,160
5.00%, 8/01/35	2,380	2,600,912
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.63%, 8/01/25 (h)	2,600	2,854,228
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium:
(AGC), 6.50%, 1/01/46	300	333,390
(AMBAC), 5.00%, 1/01/39	1,900	1,865,515
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,600	1,682,704
Hudson Yards Infrastructure Corp., RB, Series A:
(NPFGC), 5.00%, 2/15/47	500	509,970
(AGM), 5.00%, 2/15/47	1,250	1,280,550
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	2,475	2,813,530
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/39	5,460	6,015,009
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,250	1,359,525
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	600	603,234
State of New York Dormitory Authority, Refunding RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,195	1,288,748
		23,993,268
North Carolina — 3.5%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,175	2,109,685
North Carolina Medical Care Commission, Refunding RB:
Health Care Facilities, Novant Health Obligated Group, Series A, 4.00%, 11/01/46	5,600	5,192,544
University Health System, Series D, 6.25%, 12/01/33	1,750	2,014,390
		9,316,619
North Dakota — 0.2%
City of Fargo North Dakota, Refunding RB, University Facilities Development Foundation Project, 3.00%, 12/01/30	600	551,334
Oklahoma — 0.4%
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	1,050	1,054,547

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Oregon — 4.4%
Central Oregon Community College District, GO, 4.00%, 6/01/40	$800	$797,664
County of Clackamas Oregon Housing Authority, HRB, M/F Housing, Easton Ridge Apartments Project, Series A, 4.00%, 9/01/49	825	770,855
County of Umatilla Pendleton Oregon School District No. 16R, GO, Series A:
5.00%, 6/15/37	4,225	4,730,606
4.00%, 6/15/38	2,365	2,388,484
Home Forward, Refunding HRB, M/F Housing, Hamilton W Apartments, 4.00%, 1/01/34 (c)	1,020	1,009,810
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	1,250	1,426,613
Oregon State Facilities Authority, Refunding RB, Linfield College Project, Series A, 5.25%, 10/01/40	500	519,275
		11,643,307
Pennsylvania — 3.8%
County of Allegheny Pennsylvania IDA, Refunding RB, US Steel Corp. Project, 6.55%, 12/01/27	2,535	2,737,242
Delaware River Port Authority, RB:
4.50%, 1/01/32	3,000	3,190,950
Series D (AGM), 5.00%, 1/01/40	3,640	3,839,800
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31 (b)(e)	500	275,075
		10,043,067
Rhode Island — 3.1%
Rhode Island Health & Educational Building Corp., RB:
City of Newport Issue, Series C, 4.00%, 5/15/33	1,850	1,871,460
Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	3,000	3,413,040
Rhode Island Health & Educational Building Corp., Refunding RB, Brown University, 4.50%, 9/01/32	1,200	1,304,784
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	1,330	1,443,010
		8,032,294
Tennessee — 2.6%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	2,945	3,174,239
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,230,669
5.38%, 11/01/28	1,000	1,086,330
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	1,200	1,219,452
		6,710,690
Texas — 11.5%
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (d):
7.13%, 12/01/18	1,000	1,266,400
7.25%, 12/01/18	2,650	3,370,694
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (b)	5,000	1,172,600
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,200	2,490,906
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (b):
0.00%, 9/15/36	7,520	2,647,040
0.00%, 9/15/38	16,780	5,314,394
County of Midland Texas Fresh Water Supply District No. 1, Refunding RB, City of Midland Project, 3.38%, 9/15/32	2,425	2,304,841
Municipal Bonds	Par (000)	Value
Texas (concluded)
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	$1,545	$1,610,137
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,140	1,280,847
State of Texas Turnpike Authority, RB, CAB (AMBAC), 0.00%, 8/15/31 (b)	15,000	5,352,750
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,478,440
		30,289,049
Vermont — 1.5%
Vermont Educational & Health Buildings Financing Agency, RB, Fletcher Allen Health Hospital, Series A, 4.75%, 12/01/36	1,495	1,500,352
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Fletcher Allen Health Hospital, Series B (AGM), 5.00%, 12/01/34	2,420	2,509,395
		4,009,747
Virginia — 1.7%
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/46	2,800	2,655,408
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 6.00%, 1/01/37	1,755	1,903,210
		4,558,618
Washington — 0.9%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	2,100	2,315,208
West Virginia — 0.7%
City of Wheeling West Virginia Waterworks & Sewerage System, RB, 5.00%, 6/01/38	1,800	1,933,092
Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	1,800	1,959,642
Total Municipal Bonds — 138.2%		363,810,257

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	5,250	5,446,350
Massachusetts — 1.2%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	3,070	3,297,333
New Jersey — 1.2%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (j)	2,861	3,104,246
New York — 8.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	690	790,146
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series C, 5.00%, 6/15/47	4,000	4,287,610
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	917,327
Series A, 4.75%, 6/15/30	4,000	4,383,120

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	21

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (concluded)
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	$1,750	$1,943,169
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	4,500	4,857,120
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	3,359	3,667,558
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	2,360	2,641,288
		23,487,338
Ohio — 1.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,740	1,791,347
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,600	2,858,700
		4,650,047
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Texas — 1.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$2,380	$2,574,256
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.1%		42,559,570
Total Long-Term Investments (Cost — $377,797,896) — 154.3%		406,369,827

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	7,042,672	7,042,672
Total Short-Term Securities (Cost — $7,042,672) — 2.7%		7,042,672
Total Investments (Cost — $384,840,568) — 157.0%		413,412,499
Liabilities in Excess of Other Assets — (0.2)%		(622,888)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.0%)		(23,591,275)
VMTP Shares, at Liquidation Value — (47.8%)		(125,900,000)
Net Assets Applicable to Common Shares — 100.0%		$263,298,336

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(b)	Zero-coupon bond.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs & Co.	$1,182,624	$12,372
Merrill Lynch Pierce	1,781,860	17,221
Piper Jaffray	377,955	5,402
Wedbush Morgan Securities	1,009,810	16,983

(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Security is collateralized by municipal or U.S. Treasury obligations.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Variable rate security. Rate shown is as of report date.
(i)
Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2019 to June 15, 2019 is $3,149,408.

(k)	Represents the current yield as of report date.
(l)
Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	4,475,537	2,567,135	7,042,672	$1,634

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(392)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$48,773,375	$(69,766)

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust Inc. (BKN)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$406,369,827	—	$406,369,827
Short-Term Securities	$7,042,672	—	—	7,042,672
Total	$7,042,672	$406,369,827	—	$413,412,499

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(69,766)	—	—	$(69,766)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash received for financial futures contracts	$515,000	—	—	$515,000
Liabilities:
Bank overdraft	—	$(1,738,908)	—	(1,738,908)
TOB trust certificates	—	(23,584,555)	—	(23,584,555)
VMTP Shares	—	(125,900,000)	—	(125,900,000)
Total	$515,000	$(151,223,463)	—	$(150,708,463)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	23

Schedule of Investments April 30, 2014	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 1.6%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$515	$517,539
County of Jefferson Alabama Sewer, Refunding RB:
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/38 (a)	270	164,090
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/42 (a)	235	141,907
Sub-Lien, Series D, 6.00%, 10/01/42	1,655	1,745,859
		2,569,395
California — 5.9%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	443,197
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,231,963
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	680	755,303
St. Joseph Health System, 5.00%, 7/01/33	435	475,781
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	250	255,233
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	440	440,097
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	360	360,932
California State Public Works Board, LRB Various Capital Projects:
Series I, 5.00%, 11/01/38	355	380,514
Sub-Series I-1, 6.38%, 11/01/34	400	479,636
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services, 5.00%, 5/15/47	125	125,874
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	270	304,171
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	183,614
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	375	413,190
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 8/01/38 (c)	3,725	1,156,910
State of California, GO, Various Purposes, 6.50%, 4/01/33	2,000	2,437,460
		9,443,875
Colorado — 0.8%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	65	66,034
North Range Metropolitan District No. 2, GO, Limited Tax, 5.50%, 12/15/37	1,200	1,187,400
		1,253,434
Delaware — 1.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	802,613
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,240	1,265,209
		2,067,822
District of Columbia — 3.7%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	550	551,590
7.50%, 1/01/39	500	501,170
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	260	288,194
Municipal Bonds	Par (000)	Value
District of Columbia (concluded)
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	$750	$779,528
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.25%, 5/15/24	2,675	2,674,679
Metropolitan Washington Airports Authority, Refunding RB, 1st Senior Lien, Series A:
5.00%, 10/01/39	170	177,529
5.25%, 10/01/44	1,000	1,051,870
		6,024,560
Florida — 2.7%
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	1,080	1,231,902
Tolomato Community Development District, Refunding, CAB Special Assessment Bonds:
0.00%, 5/01/39 (a)	95	69,544
0.00%, 5/01/40 (a)	225	134,190
6.65%, 5/01/40	355	358,600
Convertible Series A-4, 0.00%, 5/01/40 (a)	120	52,967
Tolomato Community Development District, Series A-1 (d)(e):
Series 1, 6.65%, 5/01/40	15	15,174
Series 2, 6.65%, 5/01/40	815	473,401
Series 3, 6.65%, 5/01/40	275	3
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	880	861,141
Watergrass Community Development District, Special Assessment Bonds, Series A, 5.38%, 5/01/39	1,745	1,138,298
		4,335,220
Guam — 1.2%
Guam Government Waterworks Authority, RB, Water & Wastewater System:
5.25%, 7/01/33	640	670,304
5.50%, 7/01/43	1,065	1,120,188
Territory of Guam, GO, Series A, 6.00%, 11/15/19	200	216,194
		2,006,686
Illinois — 10.2%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,500	2,729,275
City of Chicago Illinois, GO, Project
Series A, 5.00%, 1/01/34	480	484,531
Refunding, 5.25%, 1/01/32	1,090	1,130,930
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	280	297,016
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,150	1,153,508
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	384,325
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,875	1,935,281
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	385,879
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	1,845	1,971,641
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	550	610,610
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	815	859,499
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	1,790	1,826,265
Series B-2, 5.00%, 6/15/50	600	612,012
Railsplitter Tobacco Settlement Authority, RB, 5.50%, 6/01/23	180	209,772
State of Illinois, GO, 5.00%, 2/01/39	745	771,708
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	215	238,308

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Illinois (concluded)
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	$390	$418,688
5.00%, 4/01/44	475	507,143
		16,526,391
Indiana — 3.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	365	391,466
7.00%, 1/01/44	885	955,180
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,413,153
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	160	161,560
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	520	526,838
Sisters of St. Francis Health Services, 5.25%, 11/01/39	290	306,426
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	600	651,426
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	392,984
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	445	480,822
		5,279,855
Iowa — 2.3%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	340	344,114
5.50%, 12/01/22	830	843,388
5.25%, 12/01/25	660	659,743
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	810	846,134
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,125	957,645
		3,651,024
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	440	472,925
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (a)	565	344,046
		816,971
Louisiana — 3.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	2,000	2,219,500
Series A-1, 6.50%, 11/01/35	1,135	1,262,426
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	350	378,273
5.25%, 5/15/31	300	317,433
5.25%, 5/15/32	380	399,699
5.25%, 5/15/33	415	435,368
5.25%, 5/15/35	945	991,778
		6,004,477
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	970	1,047,493
Municipal Bonds	Par (000)	Value
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$970	$1,010,459
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,069,890
		2,080,349
Michigan — 3.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien:
Series A, 5.00%, 7/01/32	545	526,034
Series A, 5.25%, 7/01/39	1,970	1,916,219
Series B (AGM), 7.50%, 7/01/33	560	607,566
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/39 (f)	1,400	1,717,128
		4,766,947
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	91,906
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	115	121,604
		213,510
Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	285	301,530
New Jersey — 2.2%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,410	1,426,666
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	785	836,810
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36	845	916,969
Rutgers—The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	175	193,130
5.00%, 5/01/43	185	202,530
		3,576,105
New York — 5.9%
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.63%, 8/01/25 (g)	4,000	4,391,120
British Airways PLC Project, 7.63%, 12/01/32	1,000	1,005,090
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,238,378
5.25%, 11/15/39	400	440,660
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	420	456,800
New York State Dormitory Authority, RB, New York University, Series A, 5.25%, 7/01/48	1,000	1,109,750
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	801,591
		9,443,389
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	480	522,888
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	260	286,094
		808,982

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	25

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Ohio — 3.5%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2, 5.75%, 6/01/34	$2,295	$1,876,461
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,650	2,833,194
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	1,000	1,014,860
		5,724,515
Pennsylvania — 0.7%
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	558,922
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	580	554,341
		1,113,263
Texas — 7.0%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	1,500	41,250
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	730	798,890
Sub-Lien, 5.00%, 1/01/42	110	106,941
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	525	588,698
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	250	282,535
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/43	210	224,303
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	700	792,561
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	5,200	1,736,280
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,390	1,645,885
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (NPFGC), 0.00%, 11/15/34 (c)	3,000	909,900
HFDC of Central Texas, Inc., RB, Village at Gleannloch Farms, Series A, 5.50%, 2/15/27	1,150	1,132,279
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	2,290	2,453,277
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	500	579,740
		11,292,539
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	700	565,348
3.25%, 10/15/42	425	329,876
		895,224
Virginia — 1.9%
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 4/01/45	1,000	1,037,890
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 6.00%, 1/01/37	1,875	2,033,344
		3,071,234
Washington — 0.7%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,020	1,133,047
Municipal Bonds	Par (000)	Value
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	$100	$102,842
Total Municipal Bonds — 65.5%		105,550,679

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
California — 5.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,090	1,192,970
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	840	952,342
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	3,225	3,556,659
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	2,039	2,197,322
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	635,953
		8,535,246
Colorado — 3.1%
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health Initiatives, 5.50%, 7/01/34 (i)	740	838,941
Sisters of Leavenworth Health System, 5.00%, 1/01/40	3,930	4,101,034
		4,939,975
Florida — 1.3%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	1,950	2,093,317
Illinois — 4.9%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (i)	4,995	5,204,890
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,340	2,639,614
		7,844,504
Indiana — 7.8%
Carmel Redevelopment Authority, RB, Performing Arts Center (f):
4.75%, 2/01/33	5,365	5,630,782
5.00%, 2/01/33	6,580	6,951,770
		12,582,552
Massachusetts — 8.0%
Massachusetts HFA, Refunding, HRB, Series D, AMT, 5.45%, 6/01/37	5,090	5,092,230
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	7,112	7,743,937
		12,836,167
Nebraska — 3.2%
Omaha Public Power District, RB, Sub-Series B (NPFGC), 4.75%, 2/01/36 (i)	5,000	5,247,700
New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	660	748,660
New York — 23.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution:
Fiscal 2013, Series C, 5.00%, 6/15/47	4,780	5,123,694
Series FF-2, 5.50%, 6/15/40	495	560,589
Series HH, 5.00%, 6/15/31 (i)	2,835	3,176,017

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York (concluded)
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	$6,509	$7,228,587
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	6,135	6,621,874
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	2,220	2,455,520
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	11,240	13,079,201
		38,245,482
North Carolina — 9.9%
University of North Carolina at Chapel Hill, Refunding RB, Series A, 4.75%, 12/01/34	15,170	15,980,527
Ohio — 3.2%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	4,634	5,217,137
South Carolina — 1.3%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	1,999	2,049,354
Texas — 11.1%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	11,000	11,897,820
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (i)	2,122	2,392,440
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,268,058
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,175	2,403,472
		17,961,790
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$1,829	$1,929,489
Virginia — 1.9%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	3,139,040
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (i)	1,989	2,115,784
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 87.7%		141,466,724
Total Long-Term Investments
(Cost — $236,636,707) — 153.2%		247,017,403

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	787,037	787,037
Total Short-Term Securities
(Cost — $787,037) — 0.5%		787,037
Total Investments (Cost — $237,423,744) — 153.7%		247,804,440
Other Assets Less Liabilities — 1.5%		2,536,323
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (55.2%)		(89,072,259)
Net Assets — 100.0%		$161,268,504

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Variable rate security. Rate shown is as of report date.
(h)
Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from January 1, 2015 to February 15, 2031 is $17,860,441.

(j)
Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	920,424	(133,387)	787,037	$478

(k)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(49)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$6,096,672	$(5,612)

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	27

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$247,017,403	—	$247,017,403
Short-Term Securities	$787,037	—	—	787,037
Total	$787,037	$247,017,403	—	$247,804,440
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(5,612)	—	—	$(5,612)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$101,000	—	—	$101,000
Liabilities:
TOB trust certificates	—	$(89,035,874)	—	(89,035,874)
Total	$101,000	$(89,035,874)	—	$(88,934,874)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments April 30, 2014	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.7%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 6/01/20	$1,000	$1,145,580
Courtland Alabama IDB, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	1,165	1,184,013
		2,329,593
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pinelines Project:
Series B, 5.00%, 1/01/21	3,200	3,755,072
Series C, 5.00%, 1/01/21	2,500	2,933,650
		6,688,722
Arizona — 3.5%
City of Phoenix, Arizona IDA, RB, Series A, 4.75%, 7/01/19 (a)	640	636,486
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A:
5.00%, 7/01/20	1,300	1,522,820
5.00%, 7/01/21	5,585	6,519,985
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,669,215
5.25%, 12/01/20	1,000	1,125,580
		11,474,086
California — 9.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	815	945,270
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.00%, 8/15/22	5,000	5,406,250
County of Riverside California Asset Leasing Corp., RB, Riverside County Hospital Project (NPFGC), 0.00%, 6/01/25 (b)	6,865	4,192,044
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport, AMT:
5.00%, 1/01/19	540	618,349
5.00%, 1/01/20	550	635,134
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,423,012
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,223,550
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/20	10,000	12,000,000
		29,443,609
Colorado — 1.4%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	600,799
4.00%, 12/01/20	580	622,966
E-470 Public Highway Authority Colorado, RB, CAB, Senior Series B (NPFGC), 0.00%, 9/01/22 (b)	4,500	3,332,205
		4,555,970
District of Columbia — 1.6%
Metropolitan Washington Airports Authority, Refunding RB, Series C-2, AMT (AGM), 5.00%, 10/01/24	5,000	5,073,750
Florida — 6.6%
City of Jacksonville Florida, RB, Better Jacksonville, 5.00%, 10/01/22	5,160	5,845,145
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,421,337
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,580,301
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	500	580,980
Habitat Community Development District, Special Assessment Bonds, 5.80%, 5/01/25	1,615	1,633,169
Municipal Bonds	Par (000)	Value
Florida (concluded)
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	$1,840	$1,895,586
Pine Island Community Development District, RB, 5.30%, 11/01/10 (c)(d)	250	140,100
State of Florida Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	5,000	5,962,100
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 12/31/49	3,530	2,629,215
		21,687,933
Georgia — 2.4%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement — Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,915	7,759,806
Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	250	278,773
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,374,557
		1,653,330
Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,427,248
5.00%, 11/15/20	1,440	1,610,136
		3,037,384
Illinois — 14.2%
City of Chicago Illinois, O’Hare International Airport, GARB, Third Lien, Series A (AMBAC):
5.00%, 1/01/21	5,000	5,334,550
5.00%, 1/01/22	7,000	7,462,350
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding, (AGM), 5.25%, 12/01/20	1,000	1,198,380
Metropolitan Pier & Exposition Authority Illinois, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 6/15/22 (b)	13,455	10,208,174
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 6/01/20	10,000	11,691,100
State of Illinois, GO, 5.00%, 7/01/20	5,255	6,006,570
State of Illinois, RB, Series B:
5.00%, 6/15/19 (e)	515	608,323
5.00%, 6/15/20	1,485	1,706,829
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 7/01/15 (e)	2,250	2,376,630
		46,592,906
Indiana — 5.0%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,515	2,149,879
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	2,465	2,666,933
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/21	600	700,830
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	10,000	10,940,300
		16,457,942
Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	5,320	5,384,372

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	29

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Kansas — 2.4%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20 (b)	$6,440	$4,969,297
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.25%, 11/15/20	2,500	2,901,775
		7,871,072
Kentucky — 2.1%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,255,690
5.00%, 12/01/20	1,430	1,678,834
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	2,000	2,053,280
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project (b):
0.00%, 7/01/19	255	214,868
0.00%, 7/01/20	1,000	799,030
		7,001,702
Louisiana — 0.6%
Parish of DeSoto Louisiana, RB, Series A, AMT, 5.85%, 11/01/27	2,000	2,005,480
Maryland — 2.1%
Anne Arundel County Consolidated, Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester and Farmington Village Project:
4.00%, 7/01/19	285	313,001
5.00%, 7/01/20	500	576,295
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,250	1,349,063
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 1/01/21	1,335	1,483,305
University of Maryland, Medical System, 5.00%, 7/01/19	670	774,647
Maryland State and Local Facilities Loan, GO, First Series B, 5.00%, 3/15/20	2,000	2,391,620
		6,887,931
Massachusetts — 1.4%
Massachusetts Development Finance Agency, RB, Waste Management, Inc. Project, AMT, 5.45%, 6/01/14	4,500	4,520,295
State of Massachusetts Water Pollution Abatement Trust, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	140	140,659
		4,660,954
Michigan — 2.9%
City of Royal Oak, Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 9/01/20 (f)	1,500	1,493,220
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 5/15/20	1,535	1,690,511
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 7/01/20	1,000	1,092,430
State of Michigan, Refunding RB:
5.00%, 11/01/20	1,000	1,163,590
5.00%, 11/01/21	2,000	2,328,560
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	377,273
Series 2-A, 4.00%, 10/15/20	1,205	1,326,886
		9,472,470
Municipal Bonds	Par (000)	Value
Minnesota — 2.2%
Minnesota Higher Education Facilities Authority, RB, University of St. Thomas, Series 5-Y, 5.00%, 10/01/24	$1,250	$1,273,988
State of Michigan Trunk Highway, GO, Series B, 5.00%, 10/01/20	5,000	5,998,450
		7,272,438
Missouri — 3.0%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 9/01/20	3,000	3,492,810
State of Missouri Health & Educational Facilities Authority, Refunding RB, Series A:
BJC Health System, 5.00%, 5/15/20	5,500	5,760,150
Coxhealth, 5.00%, 11/15/20	500	584,615
		9,837,575
Multi-State — 3.4%
Centerline Equity Issuer Trust (a)(g):
Series A-4-1, 5.75%, 5/15/15	1,000	1,044,840
Series A-4-2, 6.00%, 5/15/19	2,500	2,875,600
Series B-3-1, 6.00%, 5/15/15	4,000	4,180,120
Series B-3-2, 6.30%, 5/15/19	2,500	2,906,700
		11,007,260
Nebraska — 1.2%
Central Plains Energy Project, RB, Gas Project No. 3, 5.00%, 9/01/20	3,500	3,894,660
Nevada — 2.6%
County of Clark Nevada, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 7/01/19	500	575,960
5.00%, 7/01/20	1,000	1,154,460
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/20	5,000	5,350,900
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 8/01/20	1,490	1,581,784
		8,663,104
New Jersey — 4.2%
Middlesex County Improvement Authority, RB, George Street Student Housing Project, Series A, 5.00%, 8/15/14 (e)	1,000	1,014,130
New Jersey EDA, RB, Private Activity Bonds, The Goethals Bridge Replacement Project, AMT, 5.00%, 7/01/20	250	286,598
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/20	2,500	2,860,325
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,310,960
New Jersey Educational Facilities Authority, Refunding RB:
Seton Hall University, Series D, 5.00%, 7/01/19	1,060	1,229,536
Seton Hall University, Series D, 5.00%, 7/01/20	650	757,718
University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (h)	2,500	3,065,600
New Jersey Health Care Facilities Financing Authority, Refunding RB, AtlantiCare Regional Medical Center, 5.00%, 7/01/20	2,110	2,304,099
		13,828,966
New York — 7.2%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (i):
7.63%, 8/01/25	3,885	4,264,875
7.75%, 8/01/31	5,000	5,502,300
New York Mortgage Agency, Refunding RB, 35th Series, AMT, 4.50%, 10/01/20	2,165	2,198,882

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (concluded)
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	$8,500	$8,936,985
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/20	875	1,026,795
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,525	1,692,064
		23,621,901
North Carolina — 2.3%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/21	1,550	1,744,479
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/20	5,000	5,846,800
		7,591,279
Ohio — 1.7%
Ohio State Water Development Authority, Refunding RB, Series B, 4.00%, 12/01/33 (i)	5,300	5,535,691
Oklahoma — 1.0%
Canadian County Educational Facilities Authority, RB, Mustang Public Schools Project, 4.50%, 9/01/20	1,500	1,673,460
County of Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 2.50%, 4/01/15	225	223,099
County of Tulsa Oklahoma Industrial Authority, RB, Broken Arrow Public School, 4.00%, 9/01/22	1,100	1,217,315
		3,113,874
Pennsylvania — 4.9%
East Hempfield Township IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 7/01/19	360	373,784
4.00%, 7/01/20	465	478,304
Lancaster Industrial Development Authority, Refunding RB, Garden Spot Village Project, 5.00%, 5/01/19	1,300	1,400,750
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,322,204
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services:
4.00%, 10/01/19	1,165	1,216,912
4.00%, 10/01/20	1,210	1,255,060
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
Drexel University, 5.00%, 5/01/20	1,575	1,820,810
Widener University, 5.00%, 7/15/20	600	672,636
Pennsylvania Housing Finance Agency, Refunding RB, S/F Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	460,520
2.55%, 4/01/20	850	844,560
2.65%, 10/01/20	865	862,319
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/20	1,500	1,743,870
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,115,250
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/20	995	1,157,135
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/20	350	416,448
		16,140,562
Rhode Island — 1.3%
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	4,300,604
Municipal Bonds	Par (000)	Value
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	$2,000	$2,328,920
Texas — 13.1%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/19	800	915,400
5.75%, 1/01/20	1,140	1,317,703
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,801,075
City of Frisco Texas, GO, Refunding, 3.00%, 2/15/20	2,250	2,420,528
City of Houston Texas, Refunding RB, Subordinate Lien, Series B, 5.00%, 7/01/20	250	290,803
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	4,161,469
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 5/15/20	5,000	5,766,900
New Hope Cultural Education Facilities Corp., RB, Tarleton State University Project, Series A:
4.00%, 4/01/19	345	356,033
4.00%, 4/01/20	415	424,213
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 1/01/20	1,000	1,136,520
5.38%, 1/01/21	5,000	5,726,950
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/20	5,000	5,501,000
Texas State Turnpike Authority, RB, CAB, 1st Tier, Series A (AMBAC) (b):
0.00%, 8/15/21	7,990	6,408,459
0.00%, 8/15/24	8,450	5,757,914
		42,984,967
US Virgin Islands — 0.3%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A, 5.25%, 10/01/14 (e)	1,000	1,020,970
Virginia — 5.1%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,390,320
County of Charles City Virginia EDA, RB, Waste Management, Inc. Project, Mandatory Put Bonds, AMT, 5.13%, 8/01/27 (i)	10,000	10,000,000
County of Hanover Virginia EDC, Refunding RB, Covenant Woods, Series A, 3.00%, 7/01/15	465	469,208
County of Russell Virginia IDA, Refunding RB, Appalachian Power, Series K, 4.63%, 11/01/21	2,000	2,180,180
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 7/01/20	1,500	1,736,340
		16,776,048
Washington — 2.5%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	2,625	3,119,734
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	294,060
5.00%, 10/01/42 (i)	4,000	4,696,960
		8,110,754
Wisconsin — 0.9%
State of Wisconsin, Refunding RB, Series A, 5.25%, 5/01/20	1,000	1,178,340
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.00%, 4/01/20	1,515	1,725,009
		2,903,349
Total Municipal Bonds — 118.5%		388,971,934

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	31

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Illinois — 1.7%
City of Chicago Illinois Waterworks, Refunding RB, Second Lien (AGM), 5.00%, 11/01/20	$5,000	$5,634,000
Total Long-Term Investments (Cost — $371,808,999) — 120.2%		394,605,934

Short-Term Securities	Shares
Money Market Funds — 0.7%
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	2,353,008	2,353,008
Short-Term Securities	Par (000)	Value
New York — 0.1%
City of New York New York Water & Sewer System, Refunding RB, VRDN, Sub-Series A-2 (Mizuho Corporate Bank SBPA), 0.06%, 6/15/44 (m)	$100	$100,000
Total Short-Term Securities (Cost — $2,453,008) — 0.8%		2,453,008
Total Investments (Cost — $374,262,007) — 121.0%		397,058,942
Other Assets Less Liabilities — 0.8%		2,808,760
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.1%)		(3,754,407)
AMPS, at Redemption Value — (20.7%)		(67,950,000)
Net Assets Applicable to Common Shares — 100.0%		$328,163,295

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Morgan Stanley & Co. LLC	$1,493,220	$(2,370)

(g)
Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	Security is collateralized by municipal or U.S. Treasury obligations.
(i)	Variable rate security. Rate shown is as of report date.
(j)
Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	1,959,251	393,757	2,353,008	$2,816

(l)	Represents the current yield as of report date.
(m)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$394,605,934	—	$394,605,934
Short-Term Securities	$2,353,008	100,000	—	2,453,008
Total	$2,353,008	$394,705,934	—	$397,058,942
[1]	See above Schedule of Investments for values in each state or political subdivision.

The carrying amount for certain of the Trust’s liabilities approximates fair value for financial statement purposes. As of April 30, 2014, TOB trust certificates of $(3,750,000) are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	33

Schedule of Investments April 30, 2014	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 3.4%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$4,080	$4,654,219
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	2,910	2,924,346
County of Jefferson Alabama Sewer, Refunding RB:
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/38 (a)	1,135	689,785
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/42 (a)	985	594,802
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,555	1,577,936
Senior Lien, Series A (AGM), 5.25%, 10/01/48	2,960	3,044,449
Sub-Lien, Series D, 6.00%, 10/01/42	5,740	6,055,126
Sub-Lien, Series D, 7.00%, 10/01/51	1,765	1,994,221
		21,534,884
Arizona — 3.0%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	10,989,570
5.00%, 12/01/37	7,460	8,170,416
		19,159,986
California — 14.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/44	4,445	4,864,119
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	6,230	7,379,933
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	2,465	2,696,094
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	2,415	2,415,531
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	2,015	2,020,219
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	2,970	2,911,224
California State Public Works Board, LRB Various Capital Projects:
Series I, 5.00%, 11/01/38	1,495	1,602,446
Sub-Series I-1, 6.38%, 11/01/34	2,315	2,775,893
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services:
5.00%, 5/15/42	650	655,551
5.00%, 5/15/47	705	709,928
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	1,560	1,757,434
Senior, 5.00%, 5/15/40	11,690	12,599,833
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	771,730
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, County of Stanislaus Tobacco Funding Cop., Sub-Series C, 0.00%, 6/01/55 (c)	17,855	223,187
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/40	7,000	7,615,650
Murrieta Community Facilities District Special Tax California, Special Tax Bonds, District No. 2, The Oaks Improvement Area A, 6.00%, 9/01/34	5,000	5,020,700
Riverside County Transportation Commission, RB, CAB, Senior Lien, Series B (c):
0.00%, 6/01/41	5,000	1,014,200
0.00%, 6/01/42	6,000	1,141,680
0.00%, 6/01/43	5,000	894,400
Municipal Bonds	Par (000)	Value
California (concluded)
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	$2,115	$2,330,392
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
0.00%, 8/01/34	3,500	1,339,240
0.00%, 8/01/36	4,000	1,371,040
State of California, GO, Various Purposes:
6.00%, 3/01/33	4,970	5,956,744
6.50%, 4/01/33	20,410	24,874,279
		94,941,447
Colorado — 1.7%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiative, Series A, 5.50%, 7/01/34	4,205	4,768,344
Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	3,425	3,479,492
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	2,530	2,540,474
		10,788,310
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	2,886,421
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,381,084
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,284,926
		12,666,010
District of Columbia — 4.4%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	1,480	1,640,491
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	23,031,775
Metropolitan Washington Airports Authority, Refunding RB, 1st Senior Lien, Series A:
5.00%, 10/01/39	990	1,033,847
5.25%, 10/01/44	2,465	2,592,860
		28,298,973
Florida — 3.4%
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,474,005
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 6/01/32	600	618,006
5.00%, 6/01/36	125	127,990
5.13%, 6/01/42	1,925	1,974,915
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	1,225	1,308,704
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	5,570	5,738,270
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	5,885	6,712,725
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	3,590	2,676,489
		21,631,104

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Georgia — 1.8%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	$1,650	$1,828,695
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	5,000	5,437,500
Richmond County Development Authority, Refunding RB, International Paper Co. Project, Series A, AMT, 6.00%, 2/01/25	4,000	4,002,360
		11,268,555
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,660	2,936,347
Illinois — 18.3%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	11,385	13,209,332
City of Chicago Illinois, GO, Series A:
Project, 5.00%, 1/01/34	6,270	6,329,189
Refunding, 5.25%, 1/01/32	6,155	6,386,120
Refunding, 5.00%, 1/01/34	2,500	2,528,500
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,605	1,702,536
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	8,680	8,706,474
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,193,856
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	7,625	7,870,144
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,681,328
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	10,630	11,359,643
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,033,866
Ascension Health, Series A, 5.00%, 11/15/42	3,450	3,674,940
Central Dupage Health, Series B, 5.50%, 11/01/39	3,160	3,508,232
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	470	434,374
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	4,550	4,798,430
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	14,710	15,008,025
Series B-2, 5.00%, 6/15/50	3,905	3,983,178
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	885	1,031,379
6.00%, 6/01/28	2,245	2,605,143
State of Illinois, GO:
5.00%, 2/01/39	2,990	3,097,192
Series A, 5.00%, 4/01/38	9,030	9,344,966
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,240	1,374,428
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,565	1,680,121
5.00%, 4/01/44	1,910	2,039,250
		116,580,646
Indiana — 4.8%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	2,805	2,812,686
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,525	1,635,578
7.00%, 1/01/44	3,680	3,971,824
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	1,695	1,036,713
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	$6,305	$6,933,798
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	880	888,580
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	2,905	2,943,201
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,655	1,748,739
Indiana Finance Authority, Refunding RB, Community Health Network Project, Series A, 5.00%, 5/01/42	3,670	3,829,461
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,150	2,414,041
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,490	2,690,445
		30,905,066
Iowa — 2.6%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	2,265	2,143,619
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,880	1,902,748
5.50%, 12/01/22	4,595	4,669,117
5.25%, 12/01/25	2,125	2,124,171
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	3,165	3,306,191
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	2,920	2,485,621
		16,631,467
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,915	2,058,300
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (a)	2,325	1,415,762
		3,474,062
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	7,268,684
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,980	2,139,944
5.25%, 5/15/31	1,690	1,788,206
5.25%, 5/15/32	2,160	2,271,974
5.25%, 5/15/33	2,345	2,460,093
5.25%, 5/15/35	985	1,033,758
		16,962,659
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	855	890,662
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	2,235	2,391,204
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	4,295	4,664,370
Montgomery County Housing Opportunities Commission, RB, Series D, AMT, 5.50%, 1/01/38	415	420,910
		8,367,146

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	35

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Massachusetts — 1.0%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	$2,775	$2,789,957
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	3,535	3,777,254
		6,567,211
Michigan — 3.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	3,065	2,958,338
5.25%, 7/01/39	8,665	8,428,445
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,870	3,252,428
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,700	2,854,548
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	4,230	4,259,652
		21,753,411
Mississippi — 2.2%
City of Gulfport Mississippi, RB, Memorial Hospital at Gulfport Project, Series A, 5.75%, 7/01/31	14,025	14,040,428
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	535,219
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	2,035	2,099,509
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	480	507,562
		3,142,290
Multi-State — 2.6%
Centerline Equity Issuer Trust, 6.80%, 10/31/52 (b)(f)	16,000	16,443,200
Nebraska — 1.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	2,815	2,909,781
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	1,610	1,703,380
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,503,204
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	600	640,830
		8,757,195
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	4,550	4,848,935
New Jersey — 7.4%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (d)(e)	3,680	255,318
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	3,830	3,870,713
Continental Airlines, Inc. Project, AMT, 5.63%, 11/15/30	2,035	2,091,410
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	2,285	2,405,397
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	9,227,600
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	$2,535	$2,715,517
5.00%, 1/01/43	8,150	8,683,499
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	8,000	8,794,400
Series B, 5.25%, 6/15/36	4,810	5,219,668
Rutgers — The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	985	1,087,046
5.00%, 5/01/43	1,030	1,127,603
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	2,165	2,096,629
		47,574,800
New York — 10.7%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	1,820	273,109
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (g):
8.00%, 8/01/28	5,000	5,529,150
7.75%, 8/01/31	22,140	24,364,184
City of New York New York Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,805	5,182,096
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,107,619
5.25%, 11/15/39	1,650	1,817,723
New York Counties Tobacco Trust II, RB, 5.75%, 6/01/43	5,000	4,892,600
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,400	2,610,288
New York State Dormitory Authority, RB, Series F, 5.00%, 3/15/35	4,775	4,948,285
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 2/15/37	6,655	7,230,924
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,575	1,583,489
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,777,172
6.00%, 12/01/42	1,960	2,152,217
		68,468,856
North Carolina — 4.2%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	12,130	11,765,736
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/38	10,000	11,132,400
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,750	2,995,712
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,130	1,243,407
		27,137,255

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Ohio — 2.7%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	$6,125	$6,548,421
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,280	1,340,531
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	5,450	5,620,095
Pinnacle Community Infrastructure Financing Authority, RB, Facilities, Series A, 6.25%, 12/01/36	3,760	3,786,245
		17,295,292
Pennsylvania — 1.3%
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	3,952,150
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,316,302
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	2,395	2,289,045
		8,557,497
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,455	6,884,645
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,660	2,859,048
Texas — 15.4%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	4,370	120,175
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,210	4,607,298
Sub-Lien, 5.00%, 1/01/33	700	702,492
Sub-Lien, 5.00%, 1/01/42	620	602,758
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	2,970	3,330,350
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	3,000	3,390,420
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	16,425	19,190,970
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 1/01/43	380	405,882
7.00%, 1/01/48	500	530,585
County of Harris Texas-Houston Sports Authority, Refunding RB (NPFGC) (c):
3rd Lien, Series A-3, 0.00%, 11/15/37	26,120	5,975,211
CAB, Junior Lien, Series H, 0.00%, 11/15/35	5,000	1,323,850
CAB, Senior Lien, Series A, 0.00%, 11/15/38	12,580	2,950,261
County of Matagorda Texas Navigation District No. 1, Refunding RB, AEP Texas Central Co. Project, Series 1, 4.00%, 6/01/30	2,120	2,078,003
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (c):
0.00%, 9/15/40	9,780	2,780,943
0.00%, 9/15/41	5,420	1,442,424
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	7,930	9,389,834
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	2,045	1,998,149
Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	$12,180	$13,048,434
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,540	7,504,650
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/32	2,835	2,916,875
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	6,000	6,956,880
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,500	7,419,230
		98,665,674
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	1,940	1,566,821
3.25%, 10/15/42	3,010	2,336,302
		3,903,123
Virginia — 1.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT:
5.25%, 1/01/32	3,155	3,305,399
6.00%, 1/01/37	5,695	6,175,943
		9,481,342
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,420	4,909,869
Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,640	1,799,851
Total Municipal Bonds — 124.0%		792,123,005

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	4,548	4,680,292
California — 5.5%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	5,115	5,799,080
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	18,540	20,446,654
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,500	4,987,755
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	3,260	3,746,965
		34,980,454
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,600	7,883,252
Series C-7, 5.00%, 9/01/36	4,860	5,041,764
		12,925,016

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	37

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Connecticut — 3.2%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$9,397	$10,276,954
Series X-3, 4.85%, 7/01/37	9,366	10,223,968
		20,500,922
Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	6,629	7,117,278
Massachusetts — 1.9%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,427	4,819,539
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	6,770	7,271,318
		12,090,857
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	3,988	4,525,990
New York — 9.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	3,075	3,482,447
Series HH, 5.00%, 6/15/31 (i)	16,393	18,367,127
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	3,130	3,475,496
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	20,865	22,520,846
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	12,610	13,947,795
		61,793,711
Texas — 3.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	4,900	5,299,938
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,207,337
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,001	6,630,268
		19,137,543
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$7,150	$7,543,986
Virginia — 1.9%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,767	11,989,681
Washington — 3.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,459	6,013,582
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	14,487	16,211,122
		22,224,704
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.4%		219,510,434
Total Long-Term Investments (Cost — $963,244,348) — 158.4%		1,011,633,439

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	14,688,018	14,688,018
Total Short-Term Securities (Cost — $14,688,018) — 2.3%		14,688,018
Total Investments (Cost — $977,932,366) — 160.7%		1,026,321,457
Other Assets Less Liabilities — 1.4%		9,157,801
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.7%)		(126,102,415)
VMTP Shares, at Liquidation Value — (42.4%)		(270,800,000)
Net Assets Applicable to Common Shares — 100.0%		$638,576,843

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)
Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Variable rate security. Rate shown is as of report date.
(h)
Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $25,997,599.

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)
(j)
Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	$2,673,310	12,014,708	$14,688,018	$4,597
(k)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(724)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$90,081,438	$(225,108)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,011,633,439	—	$1,011,633,439
Short-Term Securities	$14,688,018	—	—	14,688,018
Total	$14,688,018	$1,011,633,439	—	$1,026,321,457
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(225,108)	—	—	$(225,108)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$989,000	—	—	$989,000
Liabilities:
TOB trust certificates	—	$(126,072,926)	—	(126,072,926)
VMTP Shares	—	(270,800,000)	—	(270,800,000)
Total	$989,000	$(396,872,926)	—	$(395,883,926)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	39

Schedule of Investments April 30, 2014	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 146.2%
Corporate — 5.3%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy, Nuclear Energy Corp. Project, Mandatory Put Bonds, Series A, 3.38%, 1/01/35 (a)	$200	$203,581
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	210	239,207
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	600	723,054
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, AMT:
Amtrak Project, 5.00%, 11/01/41	160	166,403
Aqua Pennsylvania, Inc. Project, 5.00%, 12/01/34	180	192,692
		1,524,937
County/City/Special District/School District — 16.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	190	191,872
5.00%, 5/01/42	450	450,589
Bristol Township School District, GO, 5.25%, 6/01/43	555	603,429
City of Philadelphia Pennsylvania, GO, Refunding, Series A (AGC), 5.00%, 8/01/24	370	407,163
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 9/01/26	125	140,920
County of Lycoming Pennsylvania Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	100	104,017
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, 7.00%, 7/01/32	180	187,054
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	100	107,864
Falls Township Authority, RB, Water & Sewer Authority, 5.00%, 12/01/37	200	213,778
Marple Newtown School District, GO (AGM), 5.00%, 6/01/31	600	671,346
Owen J. Roberts School District, GO, 4.75%, 11/15/25	700	783,566
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	100	109,089
Philipsburg-Osceola Pennsylvania Area School District, GO (AGM), 5.00%, 4/01/41	155	164,340
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	310	331,232
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	250	260,498
		4,726,757
Education — 25.4%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	100	110,805
5.00%, 8/15/25	100	109,905
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	200	211,512
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	415	448,627
Villanova University, 5.25%, 12/01/31	100	108,807
East Hempfield Township IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	100	101,019
5.00%, 7/01/45	100	99,057

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (continued)
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	$150	$158,901
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	265	264,579
Thomas Jefferson University, 5.00%, 3/01/40	1,000	1,052,600
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	1,180	1,258,187
La Salle University, 5.00%, 5/01/37	140	143,014
La Salle University, 5.00%, 5/01/42	255	260,490
State System of Higher Education, Series AL, 5.00%, 6/15/35	100	106,893
Thomas Jefferson University, 4.00%, 3/01/37	70	67,056
Trustees of The University of Pennsylvania, Series C, 4.75%, 7/15/35	500	519,365
Widener University, Series A, 5.25%, 7/15/33	220	230,622
Widener University, Series A, 5.50%, 7/15/38	45	47,387
Pennsylvania State University, RB, 5.00%, 3/01/40	1,000	1,101,860
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	215	237,680
University of Pittsburgh Pennsylvania, RB, Capital Project, Series B, 5.00%, 9/15/28	610	695,803
		7,334,169
Health — 35.5%
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A3, 5.50%, 11/01/31	500	569,995
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	390	459,619
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	210	198,618
Diakon Lutheran, 6.38%, 1/01/39	500	537,960
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	500	555,300
County of Franklin Pennsylvania IDA, Refunding RB, Chambersburg Hospital Project, 5.38%, 7/01/42	415	434,119
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Community, Series A, 4.50%, 11/15/36	165	159,548
County of Montgomery Pennsylvania IDA, Refunding RB, Acts Retirement-Life Communities:
5.00%, 11/15/27	175	185,356
5.00%, 11/15/28	110	115,721
County of Union Pennsylvania Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 8/01/41	460	534,156
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.25%, 6/01/39	1,000	1,068,360
Series A-1, 5.13%, 6/01/41	1,160	1,242,012
Lancaster Industrial Development Authority, Refunding RB:
5.38%, 5/01/28	100	104,312
5.75%, 5/01/35	120	126,461
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 4.00%, 8/15/39	215	206,065
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	1,000	1,063,110

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (continued)
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	$940	$1,003,469
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/35	215	229,917
Southcentral General Authority, Refunding RB, Wellspan Health Obligation Group, Series A, 6.00%, 6/01/29	1,250	1,431,175
		10,225,273
Housing — 16.2%
Pennsylvania HFA, RB, S/F Mortgage, Series 114-C:
3.65%, 10/01/37	390	359,198
3.70%, 10/01/42	640	578,310
Pennsylvania HFA, Refunding RB, S/F Mortgage:
Series 92-A, AMT, 4.75%, 4/01/31	90	90,342
Series 96-A, AMT, 4.70%, 10/01/37	450	450,594
Series 97-A, AMT, 4.65%, 10/01/31	1,300	1,312,688
Series 99-A, AMT, 5.15%, 4/01/38	210	211,537
Series 110-B, 4.75%, 10/01/39	125	130,013
Series 113, 4.85%, 10/01/37	775	797,917
Series 115-A, AMT, 4.20%, 10/01/33	750	738,225
		4,668,824
State — 23.7%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 11/15/24	1,000	1,176,130
5.00%, 4/01/26	245	288,076
5.00%, 3/15/28	825	943,107
5.00%, 6/01/28	2,160	2,474,064
5.00%, 3/15/29	275	313,568
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	500	526,350
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	1,000	1,097,030
		6,818,325
Transportation — 19.3%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	1,325	1,373,694
AMT (AGM), 5.00%, 6/15/37	305	310,362
Delaware River Port Authority, RB:
5.00%, 1/01/37	315	341,879
Series D, 5.00%, 1/01/40	750	791,167
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/41 (b)	575	137,661
CAB, Sub-Series A-3, 0.00%, 12/01/42 (b)	660	152,137
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (b)	225	58,221
Series A, 5.00%, 12/01/38	500	541,890
Series A (AMBAC), 5.25%, 12/01/32	870	891,863
Sub-Series A, 5.13%, 12/01/26	100	110,145
Sub-Series A, 6.00%, 12/01/41	100	109,904
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	290	317,654
5.00%, 6/01/29	385	419,442
		5,556,019
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Utilities — 4.4%
City of Philadelphia Pennsylvania Gas Works, RB, 9th Series, 5.25%, 8/01/40	$270	$297,748
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	100	106,365
Series C (AGM), 5.00%, 8/01/40	350	366,215
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement, 5.25%, 12/01/41	195	211,173
County of Bucks Pennsylvania Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/41	30	32,312
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	70	77,309
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	185	189,862
		1,280,984
Total Municipal Bonds in Pennsylvania		42,135,288

Guam — 0.5%
State — 0.5%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	150	163,106
Total Municipal Bonds — 146.7%		42,298,394

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Pennsylvania — 5.1%
Education — 3.3%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	850	948,914
Health — 1.8%
Geisinger Authority Pennsylvania, RB, Health System, Series A, 5.13%, 6/01/34	500	534,175
Total Municipal Bonds Transferred to Tender Option Bond Trusts in Pennsylvania — 5.1%		1,483,089
Total Long-Term Investments (Cost — $41,371,434) — 151.8%		43,781,483

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (d)(e)	1,224,599	1,224,599
Total Short-Term Securities (Cost — $1,224,599) — 4.3%		1,224,599
Total Investments (Cost — $42,596,033) — 156.1%		45,006,082
Other Assets Less Liabilities — 2.8%		793,087
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.3%)		(675,168)
VRDP Shares, at Liquidation Value — (56.6%)		(16,300,000)
Net Assets Applicable to Common Shares — 100.0%		$28,824,001

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	41

Schedule of Investments (continued)	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Zero-coupon bond.
(c)
Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)
Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
BIF Pennsylvania Municipal Money Fund	1,396,790	(172,191)	1,224,599	—

(e)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(47)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$5,847,828	$(19,018)

•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)
The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$43,781,483	—	$43,781,483
Short-Term Securities	$1,224,599	—	—	1,224,599
Total	$1,224,599	$43,781,483	—	$45,006,082
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(19,018)	—	—	$(19,018)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carry amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$62,000	—	—	$62,000
Liabilities:
TOB trust certificates	—	$(675,000)	—	(675,000)
VRDP Shares	—	(16,300,000)	—	(16,300,000)
Total	$62,000	$(16,975,000)	—	$(16,913,000)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	43

Schedule of Investments April 30, 2014	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 2.8%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$655	$747,185
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	465	467,292
County of Jefferson Alabama Sewer, Refunding RB:
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/38 (a)	185	112,432
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/42 (a)	160	96,618
Senior Lien, Series A (AGM), 5.00%, 10/01/44	250	253,687
Sub-Lien, Series D, 7.00%, 10/01/51	1,115	1,259,805
		2,937,019
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	625	603,156
5.00%, 6/01/46	530	384,759
		987,915
Arizona — 1.1%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,095,230
California — 9.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/44	720	787,889
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,196,426
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	400	437,500
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	390	390,086
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	325	325,842
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	475	465,600
California State Public Works Board, RB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	915	1,023,757
Various Capital Projects, Series I, 5.00%, 11/01/38	240	257,249
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	375	449,659
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	250	281,640
Senior, 5.00%, 5/15/40	1,875	2,020,931
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	122,409
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, County of Stanislaus Tobacco Funding Cop., Sub-Series C, 0.00%, 6/01/55 (c)	3,095	38,687
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	340	374,625
State of California, GO, Various Purposes:
6.00%, 3/01/33	800	958,832
6.50%, 4/01/33	650	792,174
		9,923,306
Municipal Bonds	Par (000)	Value
Colorado — 1.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	$680	$771,099
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	440	441,822
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	320	349,050
		1,561,971
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	820	877,523
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,234,599
		2,112,122
District of Columbia — 3.3%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	690	717,165
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,340	1,435,180
Metropolitan Washington Airports Authority, Refunding RB, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	167,087
5.25%, 10/01/44	1,000	1,051,870
		3,371,302
Florida — 4.4%
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series A, AMT, 7.13%, 4/01/30	1,500	1,506,750
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	195	208,324
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	925	952,944
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	950	1,083,618
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	785	768,177
		4,519,813
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	293,700
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	1,095	1,190,812
		1,484,512
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	425	469,153
Illinois — 21.3%
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,400	1,404,270
City of Chicago Illinois, GARB, O’Hare International Airport 3rd Lien:
Series A, 5.63%, 1/01/35	800	870,512
Series A, 5.75%, 1/01/39	1,500	1,637,565
Series C, 6.50%, 1/01/41	1,855	2,152,245
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,000	1,009,440
City of Chicago Illinois, GO, Refunding, Series A, 5.25%, 1/01/32	1,000	1,037,550
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	260	275,800
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	352,298
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,415	1,460,492

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Illinois (concluded)
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	$245	$270,115
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	305	327,350
Central Dupage Health, Series B, 5.50%, 11/01/39	2,500	2,775,500
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	145	134,009
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	730	769,858
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/44 (c)	2,980	595,046
Series B (AGM), 5.00%, 6/15/50	1,280	1,305,933
Series B-2, 5.00%, 6/15/50	785	800,716
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	203,945
6.00%, 6/01/28	940	1,090,795
State of Illinois, GO:
5.00%, 2/01/39	480	497,208
Series A, 5.00%, 4/01/35	1,000	1,042,340
Series A, 5.00%, 4/01/38	1,135	1,174,589
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	200	221,682
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	250	268,390
5.00%, 4/01/44	310	330,978
		22,008,626
Indiana — 5.5%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	320	320,877
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	245	262,765
7.00%, 1/01/44	1,090	1,176,437
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,121,725
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	140	141,365
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	465	471,115
Sisters of St. Francis Health Services, 5.25%, 11/01/39	270	285,293
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital, Inc., 5.38%, 9/15/22	1,060	1,061,346
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	392,983
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	400	432,200
		5,666,106
Iowa — 2.6%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	365	345,440
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	300	303,630
5.50%, 12/01/22	730	741,775
5.25%, 12/01/25	145	144,943
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	515	537,974
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	710	604,380
		2,678,142
Municipal Bonds	Par (000)	Value
Kentucky — 3.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	$310	$333,197
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (c)	5,000	3,264,100
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (a)	375	228,349
		3,825,646
Louisiana — 2.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,055	1,173,445
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	320	345,849
5.25%, 5/15/31	270	285,690
5.25%, 5/15/32	345	362,885
5.25%, 5/15/33	375	393,405
5.25%, 5/15/35	160	167,920
		2,729,194
Maryland — 1.9%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	135	140,631
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,069,890
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	690	749,340
		1,959,861
Massachusetts — 0.4%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	445	447,398
Michigan — 4.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	495	477,774
5.25%, 7/01/39	1,925	1,872,448
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	465	526,961
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	435	459,899
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	500	503,505
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (d)	1,000	1,226,520
		5,067,107
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	86,500
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	330	340,461
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	80	84,594
		511,555

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	45

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Nebraska — 1.5%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	$260	$275,080
5.00%, 9/01/42	455	470,320
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	768,996
		1,514,396
Nevada — 0.9%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	880	937,816
New Jersey — 7.9%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (e)(f)	645	44,750
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,090	1,102,884
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	145	146,541
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	500	526,345
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	705	751,530
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,625	1,731,372
Series E, 5.25%, 1/01/40	1,355	1,480,324
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	575	632,098
Series B, 5.25%, 6/15/36	775	841,007
Rutgers—The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	160	176,576
5.00%, 5/01/43	165	180,635
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	540	522,947
		8,137,009
New York — 10.5%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (e)(f)	315	47,269
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (g)	3,000	3,301,380
British Airways PLC Project, 7.63%, 12/01/32	1,000	1,005,090
City of New York New York Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	770	830,429
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	750	825,585
5.25%, 11/15/39	265	291,937
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	385	418,734
New York State Dormitory Authority, RB, Series F, 5.00%, 3/15/35	2,145	2,222,842
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	560	627,362
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	330	331,779
Municipal Bonds	Par (000)	Value
New York (concluded)
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	$410	$450,947
6.00%, 12/01/42	395	433,738
		10,787,092
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	440	479,314
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	185	203,567
		682,881
Ohio — 2.1%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	210	219,931
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	885	912,621
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	1,000	1,014,860
		2,147,412
Oregon — 0.7%
Oregon State Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project, 5.00%, 7/01/44	715	744,630
Pennsylvania — 1.3%
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	600	636,588
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	370,823
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	385	367,968
		1,375,379
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,040	1,109,222
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	430	462,177
Texas — 14.6%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (e)(f)	730	20,075
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	680	744,172
Sub-Lien, 5.00%, 1/01/33	115	115,409
Sub-Lien, 5.00%, 1/01/42	100	97,219
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	475	532,632
City of Houston Texas Airport System, ARB, Special Facilities, Continental Airlines, Inc., Series E, AMT, 6.75%, 7/01/29	680	680,204
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	485	548,118
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	2,730	3,189,732
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	230	255,946

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	$145	$153,870
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (c)	4,750	1,113,970
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	4,935	1,647,796
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,270	1,503,794
La Joya Independent School District, GO, Refunding, Unlimited Tax, 4.00%, 2/15/32	1,400	1,458,142
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	500	555,085
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	640	178,925
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	1,025	1,098,083
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	500	579,740
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	500	570,710
		15,043,622
Virginia — 5.9%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,020,200
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,500	2,783,750
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Opco LLC Project, AMT:
5.25%, 1/01/32	250	261,918
6.00%, 1/01/37	1,845	2,000,810
		6,066,678
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	715	794,243
Wisconsin — 2.1%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/31	2,000	2,153,580
Wyoming — 1.7%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	975	1,061,473
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.00%, 1/01/42	95	97,700
5.38%, 1/01/42	500	553,230
		1,712,403
Total Municipal Bonds — 123.2%		127,024,518

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	760	781,763
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
California — 5.5%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	$855	$969,348
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	2,970	3,275,435
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	740	820,208
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	635,953
		5,700,944
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	1,210	1,255,097
Series C-7, 5.00%, 9/01/36	780	809,172
		2,064,269
Connecticut — 3.3%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,727,403
Series X-3, 4.85%, 7/01/37	1,541	1,682,149
		3,409,552
Massachusetts — 2.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	720	784,196
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	1,980	2,126,619
		2,910,815
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	645	731,645
New York — 6.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	510	577,576
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	500	555,191
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,375	3,642,840
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	2,030	2,245,363
		7,020,970
Tennessee — 1.3%
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	1,280	1,366,886
Texas — 5.4%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	780	843,664
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (i)	2,142	2,415,010
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,170,515
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	975	1,077,418
		5,506,607

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	47

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$1,154	$1,217,792
Virginia — 1.9%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	1,785	1,987,148
Washington — 3.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	900	991,250
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	2,400	2,685,072
		3,676,322
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.3%		36,374,713
Total Long-Term Investments (Cost — $154,336,406) — 158.5%		163,399,231
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	2,167,802	$2,167,802
Total Short-Term Securities (Cost — $2,167,802) — 2.1%		2,167,802
Total Investments (Cost — $156,504,208) — 160.6%		165,567,033
Other Assets Less Liabilities — 1.3%		1,344,883
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.3%)		(20,943,208)
VMTP Shares, at Liquidation Value — (41.6%)		(42,900,000)
Net Assets Applicable to Common Shares — 100.0%		$103,068,708

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Non-income producing security.
(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(g)	Variable rate security. Rate shown is as of report date.
(h)
Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031 is $4,041,634.

(j)	Represents the current yield as of report date.
(k)
Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	2,349,913	(182,111)	2,167,802	$577

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(116)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	$14,432,938	$(36,391)

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$163,399,231	—	$163,399,231
Short-Term Securities	$2,167,802	—	—	2,167,802
Total	$2,167,802	$163,399,231	—	$165,567,033
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(36,391)	—	—	$(36,391)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$208,000	—	—	$208,000
Liabilities:
Bank overdraft	—	$(745,246)	—	(745,246)
TOB trust certificates	—	(20,938,550)	—	(20,938,550)
VMTP Shares	—	(42,900,000)	—	(42,900,000)
Total	$208,000	$(64,583,796)	—	$(64,375,796)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	49

Statements of Assets and Liabilities

April 30, 2014	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)

Assets
Investments at value — unaffiliated[1]	$406,369,827	$247,017,403	$394,705,934	$1,011,633,439	$43,781,483	$163,399,231
Investments at value — affiliated[2]	7,042,672	787,037	2,353,008	14,688,018	1,224,599	2,167,802
Cash pledged for financial futures contracts	515,000	101,000	—	989,000	62,000	208,000
Interest receivable	4,906,348	3,480,274	5,243,447	15,131,537	661,855	2,418,890
Investments sold receivable	2,980,387	10,000	155,000	—	172,461	780,388
Deferred offering costs	49,261	—	—	93,390	101,242	29,400
Prepaid expenses	31,546	11,243	17,137	49,748	12,764	26,405
Total assets	421,895,041	251,406,957	402,474,526	1,042,585,132	46,016,404	169,030,116

Accrued Liabilities
Investments purchased payable	5,519,941	—	2,132,652	2,561,285	—	622,778
Income dividends payable — Common Shares	1,373,357	832,179	168,220	3,360,154	123,959	540,563
Bank overdraft	1,738,908	—	—	—	—	745,246
Investment advisory fees payable	117,873	131,332	163,964	506,774	22,471	81,729
Officer’s and Trustees’ fees payable	61,095	18,919	47,961	242,271	7,371	13,746
Interest expense and fees payable	6,720	36,385	4,407	29,489	168	4,658
Variation margin payable on financial futures contracts	165,377	20,672	—	305,441	19,828	48,938
Administration fees payable	50,552	—	—	—	—	—
Other accrued expenses payable	78,327	63,092	92,560	129,949	43,606	65,200
Total accrued liabilities	9,112,150	1,102,579	2,609,764	7,135,363	217,403	2,122,858

Other Liabilities
TOB trust certificates	23,584,555	89,035,874	3,750,000	126,072,926	675,000	20,938,550
VRDP Shares, at liquidation value of $100,000 per share[3,4,5]	—	—	—	—	16,300,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4,5]	125,900,000	—	—	270,800,000	—	42,900,000
Total other liabilities	149,484,555	89,035,874	3,750,000	396,872,926	16,975,000	63,838,550
Total liabilities	158,596,705	90,138,453	6,359,764	404,008,289	17,192,403	65,961,408

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4,5]	—	—	67,951,467	—	—	—
Net Assets Applicable to Common Shareholders	$263,298,336	$161,268,504	$328,163,295	$638,576,843	$28,824,001	$103,068,708

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$238,459,400	$191,003,998	$292,453,576	$604,980,827	$28,545,964	$103,472,031
Undistributed net investment income	2,964,057	1,986,539	13,764,307	10,627,072	370,117	1,354,019
Accumulated net realized loss	(6,627,286)	(42,097,117)	(851,523)	(25,195,039)	(2,483,111)	(10,783,776)
Net unrealized appreciation/depreciation	28,502,165	10,375,084	22,796,935	48,163,983	2,391,031	9,026,434
Net Assets Applicable to Common Shareholders	$263,298,336	$161,268,504	$328,163,295	$638,576,843	$28,824,001	$103,068,708
Net asset value, per Common Share	$15.34	$12.02	$16.22	$14.27	$14.18	$14.11

[1] Investments at cost — unaffiliated	$377,797,896	$236,636,707	$371,908,999	$963,244,348	$41,371,434	$154,336,406

[2] Investments at cost — affiliated	$7,042,672	$787,037	$2,353,008	$14,688,018	$1,224,599	$2,167,802

[3] Preferred Shares outstanding	1,259	—	2,718	2,708	163	429

[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	7,121	—	unlimited	unlimited	unlimited	unlimited

[5] Par value per Preferred Share and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001	$0.001

[6] Common Shares outstanding	17,166,960	13,422,247	20,236,628	44,742,403	2,032,115	7,304,904

[7] Common Shares authorized	200 million	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2014

Statements of Operations

Year Ended April 30, 2014	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)

Investment Income
Interest	$19,966,880	$11,823,519	$17,765,864	$51,970,735	$2,038,460	$8,132,507
Income — affiliated	1,634	478	2,816	4,597	—	577
Total income	19,968,514	11,823,997	17,768,680	51,975,332	2,038,460	8,133,084

Expenses
Investment advisory	1,396,250	1,549,160	2,211,196	6,096,462	277,674	981,272
Administration	598,393	—	—	—	—	—
Professional	68,390	49,236	85,174	68,851	38,169	54,696
Accounting services	58,175	19,558	54,218	73,947	9,638	29,438
Transfer agent	33,054	23,035	53,779	53,595	16,869	21,532
Officer and Directors	28,362	16,744	36,212	73,205	3,110	10,736
Remarketing fees on Preferred Shares	—	—	165,837	—	—	—
Custodian	24,119	12,912	26,561	44,556	6,974	12,998
Registration	9,270	9,242	9,127	15,506	893	9,144
Printing	8,283	7,656	11,910	15,108	7,006	8,519
Miscellaneous	70,428	31,423	73,573	75,031	34,168	64,161
Total expenses excluding interest expense, fees and amortization of offering costs	2,294,724	1,718,966	2,727,587	6,516,261	394,501	1,192,496
Interest expense, fees and amortization of offering costs[1]	1,577,752	631,908	22,523	3,915,993	183,596	647,355
Total expenses	3,872,476	2,350,874	2,750,110	10,432,254	578,097	1,839,851
Less fees waived by Manager	(1,182)	(116,998)	(2,431)	(3,474)	(34)	(451)
Total expenses after fees waived	3,871,294	2,233,876	2,747,679	10,428,780	578,063	1,839,400
Net investment income	16,097,220	9,590,121	15,021,001	41,546,552	1,460,397	6,293,684

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,973,752)	(1,725,219)	649,633	(6,642,278)	(629,574)	(1,291,791)
Financial futures contracts	(33,973)	(96,575)	—	(262,939)	32,680	(25,177)
	(3,007,725)	(1,821,794)	649,633	(6,905,217)	(596,894)	(1,316,968)
Net change in unrealized appreciation/depreciation on:
Investments	(14,185,321)	(8,935,965)	(11,991,297)	(44,747,732)	(1,889,405)	(7,106,599)
Financial futures contracts	201,904	(5,612)	—	353,662	37,364	90,447
	(13,983,417)	(8,941,577)	(11,991,297)	(44,394,070)	(1,852,041)	(7,016,152)
Total realized and unrealized loss	(16,991,142)	(10,763,371)	(11,341,664)	(51,299,287)	(2,448,935)	(8,333,120)

Dividends to AMPS Shareholders From
Net investment income	—	—	(155,085)	—	—	—
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(893,922)	$(1,173,250)	$3,524,252	$(9,752,735)	$(988,538)	$(2,039,436)
[1]	Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	51

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust, Inc. (BKN)		BlackRock Long-Term Municipal Advantage Trust (BTA)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$16,097,220	$16,140,893	$9,590,121	$9,872,508
Net realized gain (loss)	(3,007,725)	4,950,889	(1,821,794)	1,133,269
Net change in unrealized appreciation/depreciation	(13,983,417)	12,247,650	(8,941,577)	8,097,727
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(893,922)	33,339,432	(1,173,250)	19,103,504

Dividends to Common Shareholders From[1]
Net investment income	(16,474,796)	(16,870,941)	(9,986,152)	(10,248,277)

Capital Share Transactions
Reinvestment of common dividends	153,255	670,480	—	357,617

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(17,215,463)	17,138,971	(11,159,402)	9,212,844
Beginning of year	280,513,799	263,374,828	172,427,906	163,215,062
End of year	$263,298,336	$280,513,799	$161,268,504	$172,427,906
Undistributed net investment income, end of year	$2,964,057	$3,309,395	$1,986,539	$2,046,148

	BlackRock Municipal 2020 Term Trust (BKK)		BlackRock Municipal Income Trust (BFK)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$15,021,001	$18,164,482	$41,546,552	$41,559,480
Net realized gain (loss)	649,633	402,157	(6,905,217)	3,460,265
Net change in unrealized appreciation/depreciation	(11,991,297)	10,245,492	(44,394,070)	36,798,026
Dividends to AMPS Shareholders from net investment income	(155,085)	(424,074)
Net increase in net assets applicable to Common Shareholders resulting from operations	3,524,252	28,388,057	(9,752,735)	81,817,771

Dividends to Common Shareholders From[1]
Net investment income	(16,351,196)	(18,455,805)	(40,558,222)	(43,007,944)

Capital Share Transactions
Reinvestment of common dividends	—	—	180,644	1,400,760

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(12,826,944)	9,932,252	(50,130,313)	40,210,587
Beginning of year	340,990,239	331,057,987	688,707,156	648,496,569
End of year	$328,163,295	$340,990,239	$638,576,843	$688,707,156
Undistributed net investment income, end of year	$13,764,307	$16,594,511	$10,627,072	$9,529,224
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2014

Statements of Changes in Net Assets (concluded)

	BlackRock Pennsylvania Strategic Municipal Trust (BPS)		BlackRock Strategic Municipal Trust (BSD)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$1,460,397	$1,617,126	$6,293,684	$6,238,936
Net realized gain (loss)	(596,894)	174,030	(1,316,968)	605,942
Net change in unrealized appreciation/depreciation	(1,852,041)	744,830	(7,016,152)	5,852,341
Dividends to AMPS Shareholders from net investment income	—	(8,984)	—	—
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(988,538)	2,527,002	(2,039,436)	12,697,219

Dividends to Common Shareholders From[1]
Net investment income	(1,583,847)	(1,764,339)	(6,495,251)	(6,484,152)

Capital Share Transactions
Reinvestment of common dividends	—	54,903	—	81,826

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(2,572,385)	817,566	(8,534,687)	6,294,893
Beginning of year	31,396,386	30,578,820	111,603,395	105,308,502
End of year	$28,824,001	$31,396,386	$103,068,708	$111,603,395
Undistributed net investment income, end of year	$370,117	$499,650	$1,354,019	$1,513,919
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	53

Statements of Cash Flows
Year Ended April 30, 2014	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations, excluding dividends to AMPS shareholders	$(893,922)	$(1,173,250)	$(9,752,735)	$(988,538)	$(2,039,436)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	264,155	323,558	124,431	95,829	23,302
Decrease in variation margin receivable on financial futures contracts	14,906	—	30,469	2,625	6,281
(Increase) decrease in prepaid expenses	16,260	(1,563)	(13,881)	(11,149)	(20,830)
(Increase) decrease in cash pledged for financial futures contracts	(309,000)	(101,000)	(561,000)	(26,000)	(119,000)
Increase (decrease) in investment advisory fees payable	(6,000)	4,622	(46,800)	(3,753)	(7,382)
Increase (decrease) in interest expense and fees payable	(6,192)	(54,787)	(70,646)	(2,560)	(10,776)
Increase (decrease) in administration fees payable	(2,648)	—	—	—	—
Increase (decrease) in other accrued expenses payable	3,711	(4,296)	(83,240)	4,491	14,752
Increase in variation margin payable on financial futures contracts	165,377	20,672	305,441	19,828	48,938
Increase in Officer’s and Directors’ fees payable	4,363	2,029	14,597	439	1,279
Net realized gain (loss) on investments	2,973,752	1,725,219	6,642,278	629,574	1,291,791
Net unrealized loss on investments	14,185,321	8,935,965	44,747,732	1,889,405	7,106,599
Amortization of premium and accretion of discount on investments	(2,225,088)	441,837	(614,634)	156,193	(24,305)
Proceeds from sales of long-term investments	124,357,991	82,518,302	260,968,647	12,365,667	41,253,214
Purchases of long-term investments	(117,820,933)	(70,962,622)	(208,689,404)	(7,654,472)	(36,353,522)
Net proceeds from sales (purchases) of short-term securities	(2,567,135)	133,387	(12,014,708)	172,191	382,111
Cash provided by operating activities	18,154,918	21,808,073	80,986,547	6,649,770	11,553,016

Cash Used for Financing Activities
Payments on redemption of AMPS	—	—	—	—	—
Proceeds from TOB trust certificates	1,785,000	24,494,841	20,403,189	—	3,809,722
Repayments of TOB trust certificates	(5,398,826)	(36,971,837)	(64,593,277)	(5,049,261)	(10,246,411)
Cash dividends paid to Common Shareholders	(16,320,688)	(9,986,152)	(40,600,283)	(1,604,168)	(6,495,251)
Increase (decrease) in bank overdraft	1,738,908	—	—	—	745,246
Increase in amortization of deferred offering costs	40,688	—	142,153	3,659	45,797
Cash used for financing activities	(18,154,918)	(22,463,148)	(84,648,218)	(6,649,770)	(12,140,897)

Cash
Net increase (decrease) in cash	—	(655,075)	(3,661,671)	—	(587,881)
Cash at beginning of year	—	655,075	3,661,671	—	587,881
Cash at end of year	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$1,543,256	$686,695	$3,844,486	$182,497	$612,334

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$153,255	—	$180,644	—	—

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	BlackRock Investment Quality Municipal Trust Inc. (BKN)
	Year Ended April 30,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$16.35	$15.39	$12.75		$13.68		$11.63
Net investment income[1]	0.94	0.94	0.98		1.04		1.07
Net realized and unrealized gain (loss)	(0.99)	1.00	2.68		(0.93)		1.96
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.03)		(0.03)
Net increase (decrease) from investment operations	(0.05)	1.94	3.65		0.08		3.00
Dividends to Common Shareholders from net investment income[2]	(0.96)	(0.98)	(1.01)		(1.01)		(0.95)
Net asset value, end of year	$15.34	$16.35	$15.39		$12.75		$13.68
Market price, end of year	$14.86	$16.11	$15.75		$13.08		$14.19

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	0.41%	12.89%	29.46%		0.49%		26.55%
Based on market price	(1.28)%	8.69%	29.15%		(0.61)%		34.50%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.48%	1.26%	[4]	1.08%	[4]	1.10%	[4]
Total expenses after fees waived and paid indirectly	1.55%	1.48%	1.26%	[4]	1.08%	[4]	1.10%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.92%	0.87%	0.99%	[4,6]	1.04%	[4]	1.06%	[4]
Net investment income	6.45%	5.87%	6.94%	[4]	7.83%	[4]	8.29%	[4]
Dividends to AMPS Shareholders	—	—	0.09%		0.23%		0.26%
Net investment income to Common Shareholders	6.45%	5.87%	6.85%		7.60%		8.03%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$263,298	$280,514	$263,375		$217,541		$232,471
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$125,950		$125,950
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$125,900	$125,900	$125,900		—		—
Portfolio turnover	29%	33%	47%		38%		43%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$68,183		$71,147
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$309,133	$322,807	$309,194		—		—
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Does not reflect the effect of dividends to AMPS Shareholders.
[5]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.94%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	55

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)
	Year Ended April 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$12.85	$12.19	$10.51	$11.27	$9.52
Net investment income[1]	0.71	0.74	0.75	0.76	0.75
Net realized and unrealized gain (loss)	(0.80)	0.68	1.70	(0.79)	1.69
Net increase (decrease) from investment operations	(0.09)	1.42	2.45	(0.03)	2.44
Dividends from net investment income[2]	(0.74)	(0.76)	(0.77)	(0.73)	(0.69)
Net asset value, end of year	$12.02	$12.85	$12.19	$10.51	$11.27
Market price, end of year	$11.29	$12.50	$12.27	$10.20	$10.77

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	0.28%	11.95%	24.09%	(0.18)%	26.81%
Based on market price	(3.17)%	8.19%	28.70%	1.37%	31.25%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	1.55%	1.69%	1.81%	1.80%
Total expenses after fees waived and before fees paid indirectly	1.44%	1.37%	1.42%	1.43%	1.40%
Total expenses after fees waived and paid indirectly	1.44%	1.37%	1.42%	1.43%	1.40%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	1.03%	0.92%	0.86%	0.78%	0.75%
Net investment income	6.19%	5.80%	6.60%	6.97%	7.07%

Supplemental Data
Net assets, end of year (000)	$161,269	$172,428	$163,215	$140,510	$150,357
Portfolio turnover	27%	16%	26%	12%	30%
[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBS. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)
	Year Ended April 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$16.85	$16.36	$14.63	$14.51	$12.04
Net investment income[1]	0.74	0.90	1.02	1.06	1.10
Net realized and unrealized gain (loss)	(0.55)	0.52	1.48	(0.15)	2.16
Dividends to AMPs Shareholders from net investment income	(0.01)	(0.02)	(0.02)	(0.04)	(0.04)
Net increase (decrease) from investment operations	0.18	1.40	2.48	0.87	3.22
Dividends to Common Shareholders from net investment income[2]	(0.81)	(0.91)	(0.75)	(0.75)	(0.75)
Net asset value, end of year	$16.22	$16.85	$16.36	$14.63	$14.51
Market price, end of year	$16.61	$16.64	$16.06	$15.06	$14.89

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	1.17%	8.72%	17.27%	5.96%	26.97%
Based on market price	4.91%	9.37%	11.83%	6.29%	23.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.84%	0.94%	0.99%	1.03%	1.06%
Total expenses after fees waived and paid indirectly[4]	0.84%	0.94%	0.99%	1.03%	1.06%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs[4,5]	0.84% [6]	0.93% [6]	0.98% [6]	1.02%	1.05%
Net investment income[4]	4.61%	5.38%	6.57%	7.26%	8.08%
Dividends to AMPs Shareholders	0.05%	0.13%	0.13%	0.24%	0.28%
Net investment income to Common Shareholders	4.56%	5.25%	6.44%	7.02%	7.80%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$328,163	$340,990	$331,058	$296,082	$293,549
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$67,950	$161,250	$173,850	$173,850	$173,850
Portfolio turnover	8%	14%	18%	9%	6%
Asset coverage per AMPs at $25,000 liquidation preference, end of year	$145,738	$77,867	$72,607	$67,579	$67,215
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Does not reflect the effect of dividends to AMPS Shareholders.
[5]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[6]	For the years ended April 30, 2014, April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.79%, 0.85% and 0.90%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	57

Financial Highlights	BlackRock Municipal Income Trust (BFK)
	Year Ended April 30,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$15.40	$14.53	$12.16		$13.23		$10.74
Net investment income[1]	0.93	0.93	0.95		1.01		1.03
Net realized and unrealized gain (loss)	(1.15)	0.90	2.39		(1.11)		2.42
Dividends to AMPS shareholders from net investment income	—	—	(0.01)		(0.02)		(0.03)
Net increase (decrease) from investment operations	(0.22)	1.83	3.33		(0.12)		3.42
Dividends to Common Shareholders from net investment income[2]	(0.91)	(0.96)	(0.96)		(0.95)		(0.93)
Net asset value, end of year	$14.27	$15.40	$14.53		$12.16		$13.23
Market price, end of year	$13.57	$15.40	$14.83		$12.35		$13.44

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(0.72)%	12.84%	28.24%		(1.04)%		32.75%
Based on market price	(5.59)%	10.55%	28.87%		(1.07)%		30.49%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.71%	1.71%	1.45%	[4]	1.26%	[4]	1.26%	[4]
Total expenses after fees waived and paid indirectly	1.71%	1.71%	1.45%	[4]	1.24%	[4]	1.15%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.07%	1.05%	1.14%	[4,6]	1.14%	[4]	1.07%	[4]
Net investment income	6.81%	6.13%	7.06%	[4]	7.84%	[4]	8.37%	[4]
Dividends to AMPS Shareholders	—	—	0.07%		0.20%		0.23%
Net investment income to Common Shareholders	6.81%	6.13%	6.99%		7.64%		8.14%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$638,577	$688,707	$648,497		$541,097		$587,250
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$270,875		$270,875
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$270,800	$270,800	$270,800		—		—
Portfolio turnover	20%	13%	17%		18%		32%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$74,941		$79,201
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$335,811	$354,323	$339,474		—		—
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Does not reflect the effect of dividends to AMPS Shareholders.
[5]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.10%.

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	BlackRock Pennsylvania Strategic Municipal Trust (BPS)
	Year Ended April 30,
	2014	2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$15.45	$15.07		$13.11		$13.86		$11.87
Net investment income[1]	0.72	0.80		0.90		0.98		0.92
Net realized and unrealized gain (loss)	(1.21)	0.45		1.99		(0.81)		1.83
Dividends to AMPS shareholders from net investment income	—	(0.00)[2]		(0.02)		(0.03)		(0.04)
Net increase (decrease) from investment operations	(0.49)	1.25		2.87		0.14		2.71
Dividends to Common Shareholders from net investment income[3]	(0.78)	(0.87)		(0.91)		(0.89)		(0.72)
Net asset value, end of year	$14.18	$15.45		$15.07		$13.11		$13.86
Market price, end of year	$12.90	$15.04		$15.27		$12.99		$13.88

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(2.24)%	8.45%		22.57%		1.07%		23.80%
Based on market price	(8.64)%	4.19%		25.34%		0.00%		49.41%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.08%	2.09%	[5]	1.72%	[5]	1.56%	[5]	1.60%	[5]
Total expenses after fees waived and paid indirectly	2.08%	2.09%	[5]	1.71%	[5]	1.55%	[5]	1.59%	[5]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.42%	1.44%	[5,7]	1.58%	[5,7]	1.43%	[5]	1.57%	[5]
Net investment income	5.26%	5.16%	[5]	6.30%	[5]	7.28%	[5]	6.94%	[5]
Dividends to AMPS Shareholders	—	0.03%		0.13%		0.25%		0.28%
Net investment income to Common Shareholders	5.26%	5.13%		6.17%		7.03%		6.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$28,824	$31,396		$30,579		$26,574		$28,038
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$16,325		$16,325		$16,325
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$16,300	$16,300		—		—		—
Portfolio turnover	15%	14%		34%		17%		19%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$71,828		$65,697		$67,939
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$276,834	$292,616		—		—		—
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Does not reflect the effect of dividends to AMPS Shareholders.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[7]	For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.43% and 1.52%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	59

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)
	Year Ended April 30,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$15.28	$14.43	$12.27		$13.00		$10.95
Net investment income[1]	0.86	0.85	0.89		0.94		0.96
Net realized and unrealized gain (loss)	(1.14)	0.89	2.17		(0.77)		1.96
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.02)		(0.03)
Net increase (decrease) from investment operations	(0.28)	1.74	3.05		0.15		2.89
Dividends to Common Shareholders from net investment income[2]	(0.89)	(0.89)	(0.89)		(0.88)		(0.84)
Net asset value, end of year	$14.11	$15.28	$14.43		$12.27		$13.00
Market price, end of year	$13.26	$14.97	$14.38		$11.88		$12.95

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(0.94)%	12.29%	25.65%		1.19%		27.36%
Based on market price	(4.99)%	10.40%	29.32%		(1.65)%		36.87%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.87%	1.84%	1.55%	[4]	1.39%	[4]	1.36%	[4]
Total expenses after fees waived and paid indirectly	1.87%	1.84%	1.55%	[4]	1.39%	[4]	1.36%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.21%	1.17%	1.23%	[4,6]	1.28%	[4]	1.26%	[4]
Net investment income	6.40%	5.68%	6.64%	[4]	7.38%	[4]	7.91%	[4]
Dividends to AMPS Shareholders	—	—	0.07%		0.19%		0.22%
Net investment income to Common Shareholders	6.40%	5.68%	6.57%		7.19%		7.69%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$103,069	$111,603	$105,309		$89,481		$94,736
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$42,975		$42,975
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,900	$42,900	$42,900		—		—
Portfolio turnover	22%	18%	30%		20%		32%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$77,055		$80,113
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$340,253	$360,148	$345,474		—		—
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Does not reflect the effect of dividends to AMPS Shareholders.
[5]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.19%.

See Notes to Financial Statements.

60	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements

1. Organization:

BlackRock Investment Quality Municipal Trust Inc. (“BKN”) is organized as a Maryland corporation. BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”), BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) and BlackRock Strategic Municipal Trust (“BSD”) (collectively, together with BKN, the “Trusts” or individually as the “Trust”) are organized as Delaware statutory trusts. BKN, BKK, BFK and BSD are registered under the 1940 Act, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BTA and BPS are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Board of Directors and the Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trusts:

Valuation: U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended April 30, 2014. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

ANNUAL REPORT	APRIL 30, 2014	61

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those trusts on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a trust, or an agent on behalf of a trust, transfers municipal bonds into a trust (“TOB Trust”). Other trusts managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating trusts that contributed the municipal bonds to the TOB Trust. If multiple trusts participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the trusts ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended April 30, 2014, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Trust’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity

62	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by Trusts at April 30, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments, including the maximum potential amounts owed by the Trusts at April 30, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At April 30, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BKN	$42,559,570	$23,584,555	0.10-0.34%
BTA	$141,466,724	$89,035,874	0.10-0.27%
BKK	$5,634,000	$3,750,000	0.32%
BFK	$219,510,434	$126,072,926	0.09-0.32%
BPS	$1,483,089	$675,000	0.11-0.13%
BSD	$36,374,713	$20,938,550	0.09-0.32%

For the year ended April 30, 2014, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BKN	$ 23,348,449	0.66%
BTA	$ 85,523,652	0.56%
BKK	$ 3,750,000	0.60%
BFK	$136,208,885	0.64%
BPS	$ 2,215,910	0.61%
BSD	$ 22,302,477	0.64%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2014
	Derivative Liabilities
		BKN	BTA	BFK	BPS	BSD
	Statements of Assets and Liabilities Location
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(69,766)	$(5,612)	$(225,108)	$(19,018)	$(36,391)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
ANNUAL REPORT	APRIL 30, 2014	63

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2014
	Net Realized Gain (Loss) From
	BKN	BTA	BFK	BPS	BSD
Interest rate contracts:
Financial futures contracts	$(33,973)	$(96,575)	$(262,939)	$32,680	$(25,177)

	Net Change in Unrealized Appreciation/Depreciation on
	BKN	BTA	BFK	BPS	BSD
Interest rate contracts:
Financial futures contracts	$201,904	$(5,612)	$353,662	$37,364	$90,447

For the year ended April 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BKN		BTA	BFK	BPS	BSD
Financial futures contracts:
Average number of contracts purchased	100	[1]	—	—	—	—
Average number of contracts sold	174		25	368	23	59
Average notional value of contracts purchased	$12,391,918	[1]	—	—	—	—
Average notional value of contracts sold	$21,790,578		$3,064,605	$46,045,961	$2,850,840	$7,360,965
[1]	Actual contract amount shown due to limited activity

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets at the following annual rates:

BKN	0.35%
BTA	1.00%
BKK	0.50%
BFK	0.60%
BPS	0.60%
BSD	0.60%

Average weekly net assets for all of the Trusts, except BTA, is the average weekly value of each Trust’s total assets minus its total accrued liabilities. For BTA, average weekly net assets is the average weekly value of the Trust’s total assets minus its total liabilities.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses on BTA through January 31, 2014 as a percentage of its average daily net assets at the rate of 0.10%. As of the period ended January 31, 2014, the Manager waived the amounts of $116,512, which are included in fees waived by advisor in the Statements of Operations.

BKN has an Administration Agreement with the Manager. The Administration fee paid to the manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets including proceeds from the issuance of Preferred Shares and TOBs.

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Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended April 30, 2014, the amounts waived were as follows:

BKN	$1,182
BTA	$486
BKK	$2,431
BFK	$3,474
BPS	$34
BSD	$451

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended April 30, 2014, the sale transactions for BKN with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $2,059,002.

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended April 30, 2014, were as follows:

	Purchases	Sales
BKN	$114,768,531	$126,833,378
BTA	$69,045,526	$82,438,302
BKK	$34,670,069	$128,049,455
BFK	$200,533,303	$260,578,647
BPS	$6,904,472	$12,538,128
BSD	$35,252,929	$41,988,602

7. Income Tax Information:

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2014 attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, the retention of tax-exempt income and distributions received from a regulated investment company were reclassified to the following accounts:

	BKN	BTA	BKK	BFK	BPS	BSD
Paid-in capital	$(77,663)	$(701,315)	$1,344,000	$(2,721,443)	$(3,659)	$(46,568)
Undistributed net investment income	$32,238	$336,422	$(1,344,924)	$109,518	$(6,083)	$41,667
Accumulated net realized loss	$45,425	$364,893	$924	$2,611,925	$9,742	$4,901

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 was as follows:

		BKN	BTA	BKK	BFK	BPS	BSD
Tax-exempt income[1]	4/30/2014	$17,814,511	$9,985,897	$16,506,002	$43,440,159	$1,747,018	$6,945,294
	4/30/2013	18,244,178	10,246,542	18,878,656	46,079,263	1,905,658	6,971,833
Ordinary income[2]	4/30/2014	6,966	255	279	15,089	3,152	9,104
	4/30/2013	80,501	1,735	1,223	52,489	25,240	7,014
Total	4/30/2014	$17,821,477	$9,986,152	$16,506,281	$43,455,248	$1,750,170	$6,954,398
	4/30/2013	$18,324,679	$10,248,277	$18,879,879	$46,131,752	$1,930,898	$6,978,847
[1]	The Trusts designate these amounts paid during the fiscal year ended April 30, 2014 as exempt-interest dividends.
[2]	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of April 30, 2014, the tax components of accumulated net earnings (losses) were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD
Undistributed tax-exempt income	$2,958,641	$1,432,854	$13,538,207	$9,663,625	$340,365	$1,286,208
Undistributed ordinary income	—	12,790	—	315,420	2,379	398
Capital loss carryforwards	(5,106,868)	(40,342,558)	(754,685)	(15,840,811)	(2,360,403)	(9,436,524)
Net unrealized gains[3]	28,548,552	9,939,412	22,965,339	45,616,125	2,369,839	8,706,163
Qualified late-year losses[4]	(1,561,389)	(777,992)	(39,142)	(6,158,343)	(74,143)	(959,568)
Total	$24,838,936	$(29,735,494)	$35,709,719	$33,596,016	$278,037	$(403,323)
[3]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the timing and recognition of partnership income, treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.
[4]	The Trusts have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2015.
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Notes to Financial Statements (continued)

As of April 30, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BKK	BFK	BPS	BSD
2015	—	—	—	$606,017	—	—
2016	—	$22,052,642	—	10,207,532	$127,957	—
2017	$2,716,981	6,882,935	—	2,065,704	929,529	$3,887,588
2018	1,174,679	4,821,726	—	2,455,638	586,549	2,381,683
2019	—	951,237	$754,685	—	—	2,978,126
No expiration date[5]	1,215,208	5,634,018	—	505,920	716,368	189,127
Total	$5,106,868	$40,342,558	$754,685	$15,840,811	$2,360,403	$9,436,524
[5]	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2014, BKK utilized $689,744 of its capital loss carryforwards.

As of April 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD

Tax cost	$361,221,460	$148,726,434	$370,186,932	$854,212,379	$41,954,241	$135,900,118
Gross unrealized appreciation	32,319,394	14,001,720	25,352,061	64,204,887	2,591,771	11,150,434
Gross unrealized depreciation	(3,712,910)	(3,959,588)	(2,230,051)	(18,168,735)	(214,930)	(2,422,069)
Net unrealized appreciation	$28,606,484	$10,042,132	$23,122,010	$46,036,152	$2,376,841	$8,728,365

8. Concentration, Market and Credit Risk:

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of April 30, 2014, BKN, BTA, BPS and BSD invested a significant portion of their assets in securities in the health sector. BSD invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting the health or transportation sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need

66	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

BKK, BFK, BPS and BSD are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares including Preferred Shares, all of which were initially classified as Common Shares, par value $0.01 per share. BTA is authorized to issue an unlimited number of Common Shares, par value $0.001 per share. BTA is also allowed to issue Preferred Shares but has not done so. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended April 30,
	2014	2013
BKN	10,644	41,693
BTA	—	28,270
BFK	12,577	91,781
BPS	—	3,536
BSD	—	5,389

Shares issued and outstanding remained constant for BKK for the year ended April 30, 2014 and the year ended April 30, 2013.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BPS has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BPS is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BPS is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of the year ended April 30, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BPS	6/14/12	163	$16,300,000	7/01/42

BPS entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BPS and the liquidity provider is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BPS does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BPS is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BPS is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. There is no assurance BPS will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BPS is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BPS is required to begin to segregate liquid assets with the Trust’s

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Notes to Financial Statements (continued)

custodian to fund the redemption. In addition, BPS is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of BPS. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, BPS must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2014, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BPS may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. None of BPS’s VRDP Shares were tendered for remarketing during the year ended April 30, 2014.

The annualized dividend rates for the VRDP Shares for the year ended April 30, 2014 were as follows:

Rate
BPS	1.02%

Upon issuance of the VRDP Shares on June 14, 2012, BPS announced a special rate period for an approximate three-year term ending June 24, 2015 with respect to its VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, BPS is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. During the three-year term of the special rate period, BPS will not pay any liquidity and remarketing fees and instead will pay dividends monthly based on the sum of Securities Industries and Financial Market Association Municipal Swap Index (“SIFMA”) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BPS redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and BPS may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. No short-term ratings were assigned by Moody’s, Fitch and/or S&P at issuance but will be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the year ended April 30, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BKN	12/16/11	1,259	$125,900,000	1/02/15
BFK	12/16/11	2,708	$270,800,000	1/02/15
BSD	12/16/11	429	$42,900,000	1/02/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, each Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+

68	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2014, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended April 30, 2014 were as follows:

Rate
BKN	1.07%
BFK	1.07%
BSD	1.07%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended April 30, 2014.

Offering Costs: Certain Trusts incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS are redeemable at the option of BKK in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in BKK’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BKK may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. BKK also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BKK intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

In order to provide additional flexibility for BKK to potentially continue to conduct partial redemptions of Preferred Shares in the future, the Board of BKK approved an amendment to BKK’s Governing Instrument. The amendment eliminates a requirement that precluded partial redemptions of Preferred Shares once the number of Preferred Shares outstanding for a particular series fell below 300 shares. The Board of BKK believes the removal of this requirement is in the best interest of BKK and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of Preferred Shares in advance of BKK’s maturity, if such redemption is otherwise determined to be consistent with the best interest of BKK and its shareholders.

The AMPS outstanding as of the year ended April 30, 2014 were as follows:

	Series	AMPS	Effective Yield	Reset Frequency Days	Moody’s Rating
BKK	M-7	906	0.20%	7	Aa1
	W-7	906	0.20%	7	Aa1
	F-7	906	0.20%	7	Aa1

Dividends on BKK’s AMPS are cumulative at a rate, which is reset every seven days, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BKK is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned.

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Notes to Financial Statements (continued)

The maximum applicable rate on the AMPS is footnoted in the table below. The low, high and average dividend rates on the AMPS for BKK and BPS for the period were as follows:

	Series	Low	High	Average
BKK	M-7	0.07%	0.36%	0.13%
	W-7	0.07%	0.38%	0.13%
	F-7	0.07%	0.36%	0.13%

Since February 13, 2008, the AMPS of BKK failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.07% to 0.38% for the year ended April 30, 2014. A failed auction is not an event of default for the Trust but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of the Trust’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BKK paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended April 30, 2014, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	W-7	5/23/2013	82	$2,050,000
	F-7	5/28/2013	82	$2,050,000
	M-7	5/28/2013	82	$2,050,000
	W-7	8/1/2013	413	$10,325,000
	F-7	8/5/2013	413	$10,325,000
	M-7	8/6/2013	413	$10,325,000
	F-7	9/9/2013	98	$2,450,000
	M-7	9/10/2013	98	$2,450,000
	W-7	9/12/2013	98	$2,450,000
	F-7	10/7/2013	89	$2,225,000
	M-7	10/8/2013	89	$2,225,000
	W-7	10/10/2013	89	$2,225,000
	W-7	11/29/2013	132	$3,300,000
	F-7	12/2/2013	132	$3,300,000
	M-7	12/3/2013	132	$3,300,000
	M-7	12/31/2013	111	$2,775,000
	W-7	1/2/2014	111	$2,775,000
	F-7	1/6/2014	111	$2,775,000
	W-7	1/16/2014	114	$2,850,000
	F-7	1/21/2014	114	$2,850,000
	M-7	1/21/2014	114	$2,850,000
	W-7	2/27/2014	205	$5,125,000
	F-7	3/3/2014	205	$5,125,000
	M-7	3/4/2014	205	$5,125,000

During the year ended April 30, 2013, BKK and BPS announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	1/22/13	142	$3,550,000
	M-7	1/22/13	142	$3,550,000
	W-7	1/24/13	142	$3,550,000
	F-7	1/28/13	26	$650,000
	M-7	1/29/13	26	$650,000
	W-7	1/31/13	26	$650,000

As of April 30, 2014, there were no AMPS outstanding on BPS.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on June 2, 2014 to shareholders of record on May 15, 2014 as follows:

Common Dividend Per Share
BKN	$0.08000
BTA	$0.06200
BKK	$0.06225
BFK	$0.07510
BPS	$0.06100
BSD	$0.07400

Additionally, the Trusts declared dividends on June 2, 2014 payable to Common Shareholders of record on June 16, 2014 as follows:

Per Common Share
Tax-Exempt Dividends Declared
BKN	$0.08000
BTA	$0.06200
BKK	$0.06225
BFK	$0.07510
BPS	$0.06100
BSD	$0.07400
70	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (concluded)

The dividends declared on AMPS, VRDP or VMTP Shares for the period May 1, 2014 to May 31, 2014 were as follows:

	Series	AMPS/VRDP/VMTP Dividends Declared
BKN VMTP Shares	W-7	$115,759
BKK AMPS Shares	M-7	$2,709
	W-7	$3,561
	F-7	$2,790
BFK VMTP Shares	W-7	$248,988
BPS VRDP Shares	W-7	$14,746
BSD VMTP Shares	W-7	$39,445

On May 16, 2014, BKK announced the following redemption of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	W-7	6/05/14	110	$2,750,000
	F-7	6/09/14	110	$2,750,000
	M-7	6/10/14	110	$2,750,000
ANNUAL REPORT	APRIL 30, 2014	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of
BlackRock Investment Quality Municipal Trust Inc.,
BlackRock Long-Term Municipal Advantage Trust,
BlackRock Municipal 2020 Term Trust,
BlackRock Municipal Income Trust,
BlackRock Pennsylvania Strategic Municipal Trust,
and BlackRock Strategic Municipal Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, and BlackRock Strategic Municipal Trust (collectively, the “Trusts”), including the schedules of investments, as of April 30, 2014, and the related statements of operations for the year then ended, the statements of cash flows for BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, and BlackRock Strategic Municipal Trust for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust and BlackRock Strategic Municipal Trust as of April 30, 2014, the results of their operations for the year then ended, their cash flows for BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, and BlackRock Strategic Municipal Trust for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
June 25, 2014

72	ANNUAL REPORT	APRIL 30, 2014

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA, BFK, BPS and BSD declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BKK declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market, on BKK’s primary exchange (“open market purchases”). BKK will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	APRIL 30, 2014	73

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				82 RICs consisting of 82 Portfolios	None

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.
				82 RICs consisting of 82 Portfolios	None

Frank J. Fabozzi[3] 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1993
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				115 RICs consisting of 237 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007
Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988. Director, KKR Financial Corporation (finance) from 2004 to 2014.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
74	ANNUAL REPORT	APRIL 30, 2014

Officers and Trustees (continued)
Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				82 RICs consisting of 82 Portfolios	None

[1] Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2013, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[2] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[3] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Trustees[4]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				144 RICs consisting of 333 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				144 RICs consisting of 333 Portfolios	None

[4] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding a good cause thereof.

ANNUAL REPORT	APRIL 30, 2014	75

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] Officers of the Trusts serve at the pleasure of the Boards.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	AMPS Auction Agent The Bank of New York Mellon New York, NY 10286	VRDP Liquidity Provider Citibank, N.A. New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116
Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10022	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agent CitiGroup Global Markets, Inc. New York, NY 10179	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trusts and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trusts. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of BlackRock’s iShares exchange traded funds.

76	ANNUAL REPORT	APRIL 30, 2014

Additional Information

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, other than as described above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	APRIL 30, 2014	77

Additional Information (concluded)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at
http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	ANNUAL REPORT	APRIL 30, 2014

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI6-4/14-AR

Item 2 –  Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –  Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

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Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Trust	$36,263	$35,563	$0	$0	$20,600	$20,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

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unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Trust	$20,600	$20,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)    The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)   Not Applicable

Item 6 –  Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

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(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2014.

(a)(1) The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of April 30, 2014:

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	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$24.61 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$24.61 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc. its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to

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allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2014:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation

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in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits.

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2014.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	$50,001 - $100,000
Walter O’Connor	None

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(b) Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Trust

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Municipal Income Trust

Date: July 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Municipal Income Trust

Date: July 1, 2014

By:     /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Municipal Income Trust

Date: July 1, 2014

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